Filed Pursuant to Rule 433
                                               Registration File No.: 333-132249


                        [Banc of America Securities Logo]

--------------------------------------------------------------------------------

      The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

      Because the asset-backed securities are being offered on a "when, as and if issued" basis, any contract of sale will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. In addition, since the asset-backed securities and the asset pools backing them are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus), any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

Mortgage Pass-Through Certificates, Series 2006-8

Banc of America Alternative Loan Trust 2006-8
Issuing Entity

Banc of America Mortgage Securities, Inc.
Depositor

Bank of America, National Association
Sponsor and Servicer

[Bank of America Logo]

October 12, 2006

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                                   DISCLAIMER
                                   ----------

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                             IRS CIRCULAR 230 NOTICE

            THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITER IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

The information contained in this free writing prospectus should be read in conjunction with the information contained in the Depositor's most recent base prospectus and the information provided by Banc of America Securities LLC (the "Underwriter"). The Depositor's most recent base prospectus referred to in this free writing prospectus is the base prospectus dated September 26, 2006 attached to the prospectus supplement dated September 26, 2006 relating to the Banc of America Alternative Loan Trust 2006-7 Mortgage Pass-Through Certificates, Series 2006-7 filed with the SEC under Rule 424(b)(5) of the Securities Act (SEC File No. 333-132249-07). You should carefully read this free writing prospectus and the base prospectus, as well as the information provided by the Underwriter, before you make any investment decision. Capitalized terms that are used but not defined in this free writing prospectus have the meaning given to those terms in the base prospectus.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-8
                               Mortgage Pass-Through Certificates, Series 2006-8
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

Transaction...............................  Banc of America Alternative Loan
                                            Trust 2006-8 Mortgage Pass-Through
                                            Certificates, Series 2006-8

Issuing Entity............................  Banc of America Alternative Loan
                                            Trust 2006-8

Depositor.................................  Banc of America Mortgage Securities,
                                            Inc.

Underwriter...............................  Banc of America Securities LLC

Sponsor and Servicer......................  Bank of America, National
                                            Association

Trustee...................................  Wells Fargo Bank, N.A.

Rating Agencies...........................  At least two of Standard & Poor's,
                                            Moody's and/or Fitch Ratings will
                                            rate the offered Senior
                                            Certificates. At least one of the
                                            above Rating Agencies will rate the
                                            offered Subordinate Certificates.

Senior Certificates.......................  The Senior Certificates will consist of three or more classes of
                                            certificates, one of which will be
                                            the residual certificate and at
                                            least one of which will be ratio
                                            strip certificates. One or more
                                            classes of certificates may be
                                            comprised of two or more components.
                                            The components of a class are not
                                            severable. The Senior Certificates
                                            (or in the case of a class of Senior
                                            Certificates comprised of
                                            components, the components) may be
                                            divided into two or more groups in
                                            which case each group will have a
                                            corresponding group of Subordinate
                                            Certificates which may or may not be
                                            shared with one or more other groups
                                            of Senior Certificates.

Senior Non-PO Certificates................  The Senior Certificates (other than any Ratio Strip Certificates or
                                            components thereof).

Subordinate Certificates..................  If the Senior Certificates are
                                            divided into multiple groups, the
                                            Subordinate Certificates may or may
                                            not consist of multiple groups. If
                                            there is only one group of
                                            Subordinate Certificates, the
                                            Subordinate Certificates will
                                            support all of the Senior
                                            Certificates. If there are multiple
                                            groups of Subordinate Certificates,
                                            each group will support one or more
                                            groups of Senior Certificates. Each
                                            class of Subordinate Certificates is
                                            also subordinated to those classes
                                            of Subordinate Certificates within
                                            its group, if any, higher in order
                                            of payment priority.

Offered Certificates......................  Senior Certificates and Subordinate
                                            Certificates rated BBB- or Baa3 or
                                            better

Expected Closing Date.....................  October 30, 2006


Banc of America Securities LLC                                                 3
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-8
                               Mortgage Pass-Through Certificates, Series 2006-8
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

Expected Investor Closing Date............  October 31, 2006

Distribution Date.........................  25th of each month, or the next succeeding business day (First
                                            Distribution Date: November 27,
                                            2006)

Cut-off Date..............................  October 1, 2006

Determination Date........................  For any Distribution Date, the 16th
                                            day of the month in which the
                                            Distribution Date occurs or, if that
                                            day is not a business day, the
                                            immediately preceding business day.

Record Date...............................  For any Distribution Date, the close of business on the last business day
                                            of the month preceding the month of
                                            that Distribution Date.

Day Count.................................  30/360

Exchangeable Certificates
and Exchangeable REMIC
Certificates..............................  If indicated in the prospectus supplement, a class or combination
                                            of classes of exchangeable REMIC
                                            certificates may be exchangeable for
                                            certain class or classes of
                                            exchangeable certificates in certain
                                            combinations specified in the
                                            prospectus supplement.

Clearing..................................  DTC, Clearstream and Euroclear.

Denominations:

                                        Original                                       Incremental
                                    Certificate Form       Minimum Denominations      Denominations
                                    ---------------------------------------------------------------
Senior Certificates (other than        Book Entry                 $1,000                   $1
any Principal Only Certificates,
Interest Only Certificates and
Special Retail Certificates)

Interest Only Certificates             Book Entry          $1,000,000 (notional         $1 or N/A
                                                       amount) or size of class, if
                                                           less than $1,000,000

Special Retail Certificates            Book Entry                 $1,000                 $1,000

Principal Only Certificates and        Book Entry                 $25,000                  $1
Subordinate Certificates



Banc of America Securities LLC                                                 4
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-8
                               Mortgage Pass-Through Certificates, Series 2006-8
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

SMMEA Eligibility.........................  The Senior Certificates and the most senior class or classes of
                                            Subordinate Certificates are
                                            expected to constitute "mortgage
                                            related securities" for purposes of
                                            SMMEA.

ERISA Eligibility.........................  A fiduciary or other person acting on behalf of any employee benefit
                                            plan or arrangement, including an
                                            individual retirement account,
                                            subject to the Employee Retirement
                                            Income Security Act of 1974, as
                                            amended ("ERISA"), the Code or any
                                            federal, state or local law
                                            ("Similar Law") which is similar to
                                            ERISA or the Code (collectively, a
                                            "Plan") should carefully review with
                                            its legal advisors whether the
                                            purchase or holding of an Offered
                                            Certificate could give rise to a
                                            transaction prohibited or not
                                            otherwise permissible under ERISA,
                                            the Code or Similar Law.

                                            The U.S. Department of Labor has
                                            extended to Banc of America
                                            Securities LLC an administrative
                                            exemption (the "Exemption") from
                                            certain of the prohibited
                                            transaction rules of ERISA and the
                                            related excise tax provisions of
                                            Section 4975 of the Code with
                                            respect to the initial purchase, the
                                            holding and the subsequent resale by
                                            certain Plans of certificates in
                                            pass-through trusts that consist of
                                            certain receivables, loans and other
                                            obligations that meet the conditions
                                            and requirements of the Exemption.

                                            The Exemption may cover the
                                            acquisition and holding of the
                                            Senior Certificates (other than the
                                            residual certificates) by the Plans
                                            to which it applies provided that
                                            all conditions of the Exemption
                                            other than those within the control
                                            of the investors are met. In
                                            addition, as of the date hereof,
                                            there is no single mortgagor that is
                                            the obligor on 5% of the initial
                                            balance of the Mortgage Pool.

                                            If there are Mortgage Loans with
                                            loan-to-value ratios in excess of
                                            100% in the Mortgage Pool or in a
                                            loan group within the Mortgage Pool,
                                            the Exemption will not cover the
                                            acquisition and holding of the
                                            related offered Super Senior Support
                                            or Subordinate Certificates.

                                            Prospective Plan investors should
                                            consult with their legal advisors
                                            concerning the impact of ERISA, the
                                            Code and Similar Law, the
                                            applicability of PTE 83-1 and the
                                            Exemption, and the potential
                                            consequences in their specific
                                            circumstances, prior to making an
                                            investment in the Offered
                                            Certificates. Moreover, each Plan
                                            fiduciary should determine whether
                                            under the governing plan instruments
                                            and the applicable fiduciary
                                            standards of investment prudence and
                                            diversification, an investment in
                                            the Offered Certificates is
                                            appropriate for the Plan, taking
                                            into account the overall investment
                                            policy of the Plan and the
                                            composition of the Plan's investment
                                            portfolio.


Banc of America Securities LLC                                                 5
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-8
                               Mortgage Pass-Through Certificates, Series 2006-8
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

Tax Structure.............................  For federal income tax purposes, the
                                            Trust will be treated as one or more
                                            "real estate mortgage investment
                                            conduits" (each, a "REMIC").

                                            o     The Senior Certificates (other
                                                  than the residual certificate
                                                  and any exchangeable
                                                  certificates) and the
                                                  Subordinate Certificates will
                                                  constitute "regular interests"
                                                  in a REMIC and will be treated
                                                  as newly-originated debt
                                                  instruments for most federal
                                                  income tax purposes.

                                            o     Generally, for a class of
                                                  component certificates, each
                                                  component, rather than the
                                                  class itself, will constitute
                                                  a regular interest in a REMIC.

                                            o     The residual certificate will
                                                  represent the sole "residual
                                                  interest" in each REMIC.

                                            You must report income received on
                                            your Offered Certificates as it
                                            accrues from Distribution Date to
                                            Distribution Date, even if it is
                                            before such income is distributed in
                                            cash to you.

                                            Certain classes of Offered
                                            Certificates may be issued with
                                            "original issue discount." If your
                                            class of Offered Certificates is
                                            issued with original issue discount,
                                            you must report original issue
                                            discount income over the life of
                                            your Certificate, often well before
                                            such income is distributed in cash
                                            to you.

                                            If you hold an Offered Certificate
                                            that has the benefit of a yield
                                            maintenance agreement and is
                                            entitled to certain payments from a
                                            reserve account, you will be treated
                                            as owning two assets, a REMIC
                                            regular interest and the right to
                                            receive payments from the reserve
                                            fund and will be required to account
                                            separately for each of these assets
                                            for federal income tax purposes.

                                            If you hold an Offered Certificate
                                            that is an exchangeable certificate,
                                            you should be aware that the
                                            arrangement under which any
                                            exchangeable certificates are
                                            created will be classified as a
                                            grantor trust and each class of
                                            exchangeable certificates so created
                                            will represent beneficial ownership
                                            of an interest in each related
                                            exchangeable REMIC certificate.

Optional Termination Date.................  On any Distribution Date on which the aggregate Stated Principal
                                            Balance of the Mortgage Loans is
                                            less than 10% of the initial
                                            aggregate unpaid principal balance
                                            of the Mortgage Loans as of the
                                            Cut-off Date, the Depositor may, at
                                            its option, subject to certain
                                            conditions, purchase the Mortgage
                                            Loans, which would effect an early
                                            retirement of the Certificates.


Banc of America Securities LLC                                                 6
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-8
                               Mortgage Pass-Through Certificates, Series 2006-8
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

                                            If the Mortgage Loans are divided
                                            into multiple loan groups with more
                                            than one set of Subordinate
                                            Certificates, the Depositor may, at
                                            its option, subject to certain
                                            conditions, purchase the Mortgage
                                            Loans in one or some of the loan
                                            groups, which would effect an early
                                            retirement of only the related
                                            Certificates.

The Pooling Agreement.....................  The Certificates will be issued pursuant to a Pooling and Servicing
                                            Agreement (the "Pooling Agreement")
                                            to be dated the Closing Date, among
                                            the Depositor, the Servicer and the
                                            Trustee.

The Mortgage Pool.........................  The "Mortgage Pool" will consist of fixed interest rate,
                                            fully-amortizing mortgage loans (the
                                            "Mortgage Loans") secured by first
                                            liens on one- to four-family
                                            residential properties. All of the
                                            Mortgage Loans were originated or
                                            acquired by Bank of America,
                                            National Association, which is an
                                            affiliate of the Depositor and Banc
                                            of America Securities LLC. In
                                            addition, certain of the Mortgage
                                            Loans were originated using
                                            underwriting standards that are
                                            different from, and in certain
                                            respects, less stringent than the
                                            general underwriting standards of
                                            Bank of America, National
                                            Association. See "The Mortgage Loan
                                            Programs--Mortgage Loan
                                            Underwriting" in the base
                                            prospectus.

                                            The Mortgage Pool may be divided
                                            into multiple loan groups.

The Mortgage Loans........................  The Mortgage Loans consist of fixed interest rate, fully amortizing
                                            mortgage loans secured by first
                                            liens on one- to four-family
                                            residential properties.
                                            Substantially all of the Mortgage
                                            Loans will have original terms to
                                            stated maturity of approximately 10
                                            to 40 years.* Borrowers are
                                            permitted to prepay their Mortgage
                                            Loans, in whole or in part, at any
                                            time. If indicated in the Collateral
                                            Summary at the end of this Free
                                            Writing Prospectus, certain of the
                                            Mortgage Loans may be subject to
                                            prepayment premiums. Accordingly,
                                            the actual date on which any
                                            Mortgage Loan is paid in full may be
                                            earlier than the stated maturity
                                            date due to unscheduled payments of
                                            principal. See the Collateral
                                            Summary at the end of this Free
                                            Writing Prospectus for more
                                            information about the Mortgage
                                            Loans.

Yield Maintenance Agreements..............  The Trustee on behalf of the Trust may enter into one or more yield
                                            maintenance agreements (each, a
                                            "Yield Maintenance Agreement") with
                                            one or more counterparties (each, a
                                            "Counterparty") for the benefit of
                                            one or more classes. With respect to
                                            each Yield Maintenance Agreement for
                                            any Distribution Date (other than
                                            the initial Distribution Date) if
                                            LIBOR, as calculated for the
                                            Interest Accrual Period related to
                                            such Distribution Date, exceeds a
                                            designated strike percentage, the

------------------------
* Approximately 6.65% of the Mortgage Loans will have original terms to stated maturity of approximately 40 years.


Banc of America Securities LLC                                                 7
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-8
                               Mortgage Pass-Through Certificates, Series 2006-8
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

                                            Counterparty will be obligated to
                                            pay to the Trustee, for deposit into
                                            the related Reserve Fund, an amount
                                            equal to the product of (a) the
                                            amount by which (i) the lesser of
                                            LIBOR and a designated maximum
                                            percentage exceeds (ii) the
                                            designated strike percentage, (b)
                                            the lesser of the applicable Class
                                            Balance(s) and related notional
                                            amount as set forth for such
                                            Distribution Date in the related
                                            Yield Maintenance Agreement and (c)
                                            one-twelfth.

                                            Pursuant to the Pooling Agreement,
                                            the Trustee will establish a
                                            separate trust account (the "Reserve
                                            Fund") for deposit of any payments
                                            that it may receive under a Yield
                                            Maintenance Agreement. Each Reserve
                                            Fund is part of the trust fund but
                                            will not be an asset of any REMIC.

                                            Amounts on deposit in a Reserve Fund
                                            will be used to make certain
                                            payments on a specified Class or
                                            Classes of Certificates that have
                                            the benefit of a Yield Maintenance
                                            Agreement.

Compensating Interest.....................  Pursuant to the Pooling Agreement,
                                            the aggregate Servicing Fee payable
                                            to the Servicer for any month will
                                            be reduced (but not below zero) by
                                            an amount equal to the lesser of (i)
                                            the aggregate of the Prepayment
                                            Interest Shortfalls for such
                                            Distribution Date and (ii)
                                            one-twelfth of 0.25% of the
                                            aggregate Stated Principal Balance
                                            of the Mortgage Loans as of the due
                                            date in the month preceding the
                                            month of such Distribution Date
                                            (such amount, the "Compensating
                                            Interest").

                                            If a group of Subordinate
                                            Certificates supports multiple
                                            groups of Senior Certificates,
                                            Compensating Interest will be
                                            determined on an aggregate basis
                                            with respect to all related loan
                                            groups. If a group of Subordinate
                                            Certificates supports one group of
                                            Senior Certificates, Compensating
                                            Interest will be determined for the
                                            related loan group.

Advances..................................  Subject to certain limitations, the
                                            Servicer will be required pursuant
                                            to the Pooling Agreement to advance
                                            (any such advance, an "Advance")
                                            prior to each Distribution Date an
                                            amount equal to the aggregate of
                                            payments of principal and interest
                                            (net of the Servicing Fee) which
                                            were due on the related due date on
                                            the Mortgage Loans and which were
                                            delinquent on the related
                                            Determination Date. Advances made by
                                            the Servicer will be made from its
                                            own funds or funds available for
                                            future distribution. The obligation
                                            to make an Advance with respect to
                                            any Mortgage Loan will continue
                                            until the ultimate disposition of
                                            the REO Property or Mortgaged
                                            Property relating to such Mortgage
                                            Loan.

Interest Accrual..........................  Interest will accrue on the
                                            Certificates during each one-month
                                            period (i) ending on the last day of
                                            the month preceding the month in
                                            which each Distribution Date occurs
                                            (each, a "Regular Interest Accrual
                                            Period") or (ii) commencing on the
                                            25th day of the month preceding the


Banc of America Securities LLC                                                 8
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-8
                               Mortgage Pass-Through Certificates, Series 2006-8
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

                                            month in which each Distribution
                                            Date occurs and ending on the 24th
                                            day of the month in which each
                                            Distribution Date occurs (each, a
                                            "LIBOR Based Interest Accrual
                                            Period" or "No Delay Interest
                                            Accrual Period" and together with a
                                            Regular Interest Accrual Period, an
                                            "Interest Accrual Period"). The
                                            initial Regular Interest Accrual
                                            Period will be deemed to have
                                            commenced on October 1, 2006 and any
                                            initial LIBOR Based Interest Accrual
                                            Period or No Delay Interest Accrual
                                            Period will be deemed to have
                                            commenced on October 25, 2006.

                                            On each Distribution Date, to the
                                            extent of the applicable Pool
                                            Distribution Amount or Amounts, each
                                            class of interest-bearing
                                            Certificates will be entitled to
                                            receive interest (as to each such
                                            class, the "Interest Distribution
                                            Amount") with respect to the related
                                            Interest Accrual Period. The
                                            Interest Distribution Amount for any
                                            interest-bearing class of
                                            Certificates will be equal to the
                                            sum of (i) interest accrued during
                                            the related Interest Accrual Period
                                            at the applicable pass-through rate
                                            on the related Class Balance or
                                            notional amount and (ii) the sum of
                                            the amounts, if any, by which the
                                            amount described in clause (i) above
                                            on each prior Distribution Date
                                            exceeded the amount actually
                                            distributed in respect of interest
                                            on such prior Distribution Dates and
                                            not subsequently distributed.

                                            The interest entitlement described
                                            in clause (i) of the Interest
                                            Distribution Amount for each class
                                            of interest-bearing Senior
                                            Certificates and each class of
                                            Subordinate Certificates will be
                                            reduced by the amount of Net
                                            Interest Shortfalls for the related
                                            Mortgage Loans for such Distribution
                                            Date.

                                            Allocations of the interest portion
                                            of Realized Losses on the Mortgage
                                            Loans in a loan group are allocated
                                            first to the related Subordinate
                                            Certificates in reverse order of
                                            payment priority will result from
                                            the priority of distributions first
                                            to the related Senior Certificates
                                            and then to the classes of related
                                            Subordinate Certificates in
                                            numerical order of the applicable
                                            Pool Distribution Amount as
                                            described below under "Priority of
                                            Distributions." After the date on
                                            which the aggregate Class Balance of
                                            the related Subordinate Certificates
                                            has been reduced to zero, the
                                            interest-bearing related Senior
                                            Certificates will bear the interest
                                            portion of any Realized Losses on
                                            such Mortgage Loans pro rata based
                                            on the interest entitlement
                                            described in clause (i) of the
                                            applicable Interest Distribution
                                            Amount.

Distributions to the
Subordinate Certificates..................  On each Distribution Date, each class of Subordinate Certificates
                                            that is entitled to receive a
                                            principal distribution will receive
                                            its pro rata share (based on the
                                            Class Balances of all the
                                            Subordinate Certificates (or the


Banc of America Securities LLC                                                 9
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-8
                               Mortgage Pass-Through Certificates, Series 2006-8
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

                                            Subordinate Certificates in the same
                                            group, if there is more than one
                                            group of Subordinate Certificates)
                                            that are entitled to receive a
                                            principal distribution) of the
                                            Subordinate Principal Distribution
                                            Amount(s), to the extent that the
                                            remaining Pool Distribution
                                            Amount(s) are sufficient therefor.
                                            With respect to each class of
                                            Subordinate Certificates, if on any
                                            Distribution Date the Fractional
                                            Interest is less than the Fractional
                                            Interest for that class on the
                                            Closing Date, no classes of
                                            Subordinate Certificates in the same
                                            group, if there is more than one
                                            group of Subordinate Certificates,
                                            junior to such class will be
                                            entitled to receive a principal
                                            distribution.

                                            Distributions of principal on the
                                            Subordinate Certificates that are
                                            entitled to receive a principal
                                            distribution on a Distribution Date
                                            will be made sequentially to each
                                            class of Subordinate Certificates in
                                            the order of their payment priority
                                            until each such class has received
                                            its respective pro rata share for
                                            the Distribution Date. However, the
                                            Class PO Deferred Amounts will be
                                            paid to the ratio strip components
                                            or certificates from amounts
                                            otherwise payable as principal to
                                            the related Subordinate
                                            Certificates, beginning with the
                                            amounts otherwise distributable as
                                            principal to the class of related
                                            Subordinate Certificates lowest in
                                            order of payment priority.

Shifting Interest Structure...............  Additional credit enhancement is provided by the allocation of the
                                            applicable Non-PO Percentages of
                                            principal prepayments on the
                                            Mortgage Loans in the Mortgage Pool
                                            or a loan group in the Mortgage Pool
                                            to the related Senior Non-PO
                                            Certificates for the first five
                                            years and the disproportionately
                                            greater allocation of prepayments to
                                            such Senior Non-PO Certificates over
                                            the following four years. The
                                            disproportionate allocation of the
                                            applicable Non-PO Percentages of
                                            prepayments on the Mortgage Loans in
                                            the Mortgage Pool or a loan group in
                                            the Mortgage Pool will accelerate
                                            the amortization of those Senior
                                            Certificates relative to the
                                            amortization of the Subordinate
                                            Certificates. As a result, the
                                            credit support percentage for the
                                            Senior Certificates should be
                                            maintained and may be increased
                                            during the first nine years.

Allocation of Losses......................  On each Distribution Date, the applicable PO Percentage of any
                                            Realized Loss on a Discount Mortgage
                                            Loan will be allocated to the ratio
                                            strip certificate or ratio strip
                                            component of the related group until
                                            its Class Balance or principal
                                            balance is reduced to zero. Such
                                            allocation will be effected on each
                                            Distribution Date by reducing the
                                            Class Balance of the ratio strip
                                            certificate or principal balance of
                                            the ratio strip component of the
                                            related group if and to the extent
                                            that such balance (after taking into
                                            account the amount of all
                                            distributions to be made on such
                                            Distribution Date) exceeds the
                                            Adjusted Pool Amount (PO Portion)
                                            for such Distribution Date. The
                                            amount of any such


Banc of America Securities LLC                                                10
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-8
                               Mortgage Pass-Through Certificates, Series 2006-8
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

                                            Realized Loss allocated to a ratio
                                            strip certificate or ratio strip
                                            component of the related group will
                                            be treated as a "Class PO Deferred
                                            Amount." To the extent funds are
                                            available on such Distribution Date
                                            or on any future Distribution Date
                                            from amounts that would otherwise be
                                            allocable to the related Subordinate
                                            Principal Distribution Amount or
                                            Amounts, the Class PO Deferred
                                            Amounts for the ratio strip
                                            certificate or ratio strip component
                                            of the related group will be paid on
                                            such ratio strip certificate or
                                            ratio strip component of the related
                                            group prior to distributions of
                                            principal on the related Subordinate
                                            Certificates. Payments of the Class
                                            PO Deferred Amounts will be made
                                            from the principal payable to the
                                            related Subordinate Certificates
                                            beginning with the principal payable
                                            to the class of Subordinate
                                            Certificates lowest in order of
                                            payment priority. Any distribution
                                            in respect of unpaid Class PO
                                            Deferred Amounts for a ratio strip
                                            certificate or ratio strip component
                                            of the related group will not
                                            further reduce the principal balance
                                            of such ratio strip certificate or
                                            ratio strip component of the related
                                            group. The Class PO Deferred Amounts
                                            will not bear interest. The Class
                                            Balance of the class of related
                                            Subordinate Certificates then
                                            outstanding lowest in the order of
                                            payment priority will be reduced by
                                            the amount of any payments in
                                            respect of Class PO Deferred Amounts
                                            for the ratio strip certificate or
                                            ratio strip component of the related
                                            group. Any excess of these Class PO
                                            Deferred Amounts over the Class
                                            Balance of that class will be
                                            allocated to the next most
                                            subordinate class of related
                                            Subordinate Certificates to reduce
                                            its Class Balance and so on, as
                                            necessary.

                                            On each Distribution Date, the
                                            applicable Non-PO Percentage of any
                                            Realized Loss will be allocated
                                            first to the related Subordinate
                                            Certificates in reverse order of
                                            payment priority (beginning with the
                                            class of related Subordinate
                                            Certificates then outstanding lowest
                                            in order of payment priority), in
                                            each case until the Class Balance of
                                            such class of Certificates has been
                                            reduced to zero, and then to the
                                            Senior Non-PO Certificates or to the
                                            Senior Non-PO Certificates of the
                                            related group, if there are multiple
                                            groups of Senior Non-PO Certificates
                                            pro rata based on their respective
                                            Class Balances.

                                            Such allocation will be effected on
                                            each such Distribution Date by
                                            reducing the Class Balance of the
                                            class of related Subordinate
                                            Certificates then outstanding lowest
                                            in order of payment priority if and
                                            to the extent that the aggregate of
                                            the Class Balances of all classes of
                                            Senior Non-PO Certificates or the
                                            Senior Non-PO Certificates in a
                                            group and the related Subordinate
                                            Certificates (after taking into
                                            account the amount of all
                                            distributions to be made on such
                                            Distribution Date) exceeds the
                                            Adjusted Pool Amount (Non-PO
                                            Portion) or sum of the Adjusted Pool
                                            Amounts (Non-PO Portion) for such
                                            Distribution Date.


Banc of America Securities LLC                                                11
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-8
                               Mortgage Pass-Through Certificates, Series 2006-8
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

                                            After the date on which the
                                            aggregate Class Balance of the
                                            related Subordinate Certificates has
                                            been reduced to zero, on each
                                            Distribution Date, the aggregate of
                                            the Class Balances of all classes of
                                            Senior Non-PO Certificates or all
                                            Senior Non-PO Certificates of a
                                            group then outstanding will be
                                            reduced if and to the extent that
                                            such aggregate Class Balance (after
                                            taking into account the amount of
                                            all distributions to be made on such
                                            Distribution Date) exceeds the
                                            Adjusted Pool Amount (Non-PO
                                            Portion) for such Distribution Date.
                                            The amount of any such reduction
                                            will be allocated among the Senior
                                            Non-PO Certificates or Senior Non-PO
                                            Certificates of such group pro rata
                                            based on their respective Class
                                            Balances (or their initial Class
                                            Balances, if lower, in the case of a
                                            class of Accrual Certificates).

                                            After the date on which the
                                            aggregate Class Balance of the
                                            related Subordinate Certificates has
                                            been reduced to zero, the Class
                                            Balance of any class of Super Senior
                                            Support Certificates will be reduced
                                            not only by the principal portion of
                                            Realized Losses allocated to such
                                            class as provided in the preceding
                                            paragraph, but also by the portion
                                            allocated to the related class or
                                            classes of Super Senior
                                            Certificates.

Cross-Collateralization...................  If one group of Subordinate
                                            Certificates support multiple groups
                                            of Senior Certificates, on each
                                            Distribution Date prior to the date
                                            on which the aggregate Class Balance
                                            of such Subordinate Certificates has
                                            been reduced to zero but on or after
                                            the date on which the Class Balances
                                            of the Senior Non-PO Certificates of
                                            a group have been reduced to zero,
                                            amounts otherwise distributable as
                                            principal payments on such
                                            Subordinate Certificates will be
                                            paid as principal to the remaining
                                            classes of Senior Non-PO
                                            Certificates of each group supported
                                            by such Subordinate Certificates
                                            together with the Senior Principal
                                            Distribution Amount(s) in accordance
                                            with the principal payment
                                            priorities provided that on such
                                            Distribution Date (a) the Aggregate
                                            Subordinate Percentage for such
                                            Distribution Date is less than twice
                                            the initial Aggregate Subordinate
                                            Percentage or (b) the average
                                            outstanding principal balance of the
                                            Mortgage Loans (including, for this
                                            purpose, any Mortgage Loan in
                                            foreclosure, any REO Property and
                                            any Mortgage Loan for which the
                                            mortgagor has filed for bankruptcy
                                            after the Closing Date) delinquent
                                            60 days or more over the last six
                                            months as a percentage of the
                                            aggregate Class Balance of the
                                            Subordinate Certificates is greater
                                            than or equal to 50%. If the Senior
                                            Non-PO Certificates of two or more
                                            groups remain outstanding, the
                                            distributions described above will
                                            be made to such Senior Certificates
                                            of such groups, pro rata, in
                                            proportion to the aggregate Class
                                            Balance of such Senior Certificates.

                                            The "Aggregate Subordinate
                                            Percentage" for any Distribution
                                            Date will be the percentage equal to
                                            the aggregate Class Balance of the


Banc of America Securities LLC                                                12
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-8
                               Mortgage Pass-Through Certificates, Series 2006-8
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

                                            Subordinate Certificates divided by
                                            the related aggregate Pool Principal
                                            Balance (Non-PO Portion).

                                            In addition, if on any Distribution
                                            Date, after giving effect to the
                                            preceding paragraph, the aggregate
                                            Class Balance of the Senior Non-PO
                                            Certificates after giving effect to
                                            distributions to be made on such
                                            Distribution Date is greater than
                                            the Adjusted Pool Amount (Non-PO
                                            Portion) (any such group, the
                                            "Undercollateralized Group" and any
                                            such excess, the
                                            "Undercollateralized Amount"), all
                                            amounts otherwise distributable as
                                            principal on the Subordinate
                                            Certificates, in reverse order of
                                            their payment priority, will be paid
                                            as principal to the Senior Non-PO
                                            Certificates of the
                                            Undercollateralized Group together
                                            with the Senior Principal
                                            Distribution Amount(s) in accordance
                                            with the principal payment
                                            priorities until the aggregate Class
                                            Balance of the Senior Non-PO
                                            Certificates of the
                                            Undercollateralized Group equals the
                                            Adjusted Pool Amount (Non-PO
                                            Portion). If two or more groups are
                                            Undercollateralized Groups, the
                                            distributions described above will
                                            be made, pro rata, in proportion to
                                            the amount by which the aggregate
                                            Class Balance of the Senior Non-PO
                                            Certificates of each such group
                                            exceeds the related Pool Principal
                                            Balance (Non-PO Portion).

                                            The amount of any unpaid interest
                                            shortfall amounts with respect to
                                            the Undercollateralized Group
                                            (including any interest shortfall
                                            amount for such Distribution Date)
                                            will be paid to the
                                            Undercollateralized Group, including
                                            the interest only component of such
                                            group, if any, prior to the payment
                                            of any Undercollateralized Amount
                                            from amounts otherwise distributable
                                            as principal on the Subordinate
                                            Certificates, in reverse order of
                                            their payment priority.

Adjusted Pool Amount......................  The "Adjusted Pool Amount" of the
                                            Mortgage Pool or a loan group in the
                                            Mortgage Pool will equal the
                                            aggregate unpaid principal balance
                                            of the Mortgage Loans in the
                                            Mortgage Pool or a loan group in the
                                            Mortgage Pool as of the Cut-off Date
                                            minus the sum of (i) all amounts in
                                            respect of principal received in
                                            respect of such Mortgage Loans
                                            (including amounts received as
                                            Advances, principal prepayments and
                                            Liquidation Proceeds in respect of
                                            principal) and distributed on the
                                            Certificates on such Distribution
                                            Date and all prior Distribution
                                            Dates and (ii) the principal portion
                                            of all Realized Losses (other than
                                            debt service reductions) incurred on
                                            such Mortgage Loans from the Cut-off
                                            Date through the end of the month
                                            preceding the month in which such
                                            Distribution Date occurs.

Adjusted Pool Amount (PO Portion).........  The "Adjusted Pool Amount (PO
                                            Portion)" of the Mortgage Pool or a
                                            loan group in the Mortgage Pool will
                                            equal the sum as to each Mortgage
                                            Loan in the Mortgage Pool or a loan
                                            group in the Mortgage Pool as of the
                                            Cut-off Date of the product of (A)
                                            the PO Percentage for


Banc of America Securities LLC                                                13
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-8
                               Mortgage Pass-Through Certificates, Series 2006-8
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

                                            such Mortgage Loan and (B) the
                                            principal balance of such Mortgage
                                            Loan as of the Cut-off Date less the
                                            sum of (i) all amounts in respect of
                                            principal received in respect of
                                            such Mortgage Loan (including
                                            amounts received as Advances,
                                            principal prepayments and
                                            Liquidation Proceeds in respect of
                                            principal) and distributed on the
                                            Certificates on such Distribution
                                            Date and all prior Distribution
                                            Dates and (ii) the principal portion
                                            of any Realized Loss (other than a
                                            debt service reduction) incurred on
                                            such Mortgage Loan from the Cut-off
                                            Date through the end of the month
                                            preceding the month in which such
                                            Distribution Date occurs.

Adjusted Pool Amount
(Non-PO Portion)..........................  The "Adjusted Pool Amount (Non-PO
                                            Portion)" of the Mortgage Pool or a
                                            loan group in the Mortgage Pool will
                                            equal the difference between the
                                            Adjusted Pool Amount of the Mortgage
                                            Pool or a loan group in the Mortgage
                                            Pool and the Adjusted Pool Amount
                                            (PO Portion) of the Mortgage Pool or
                                            a loan group in the Mortgage Pool.

Class Balance.............................  The "Class Balance" of a class of
                                            Certificates at any time will equal
                                            (a) its initial Class Balance or in
                                            the case of a class of Exchangeable
                                            REMIC Certificates or Exchangeable
                                            Certificates, the portion of the
                                            maximum initial Class Balance then
                                            represented by the outstanding
                                            Certificates of such class of the
                                            maximum initial Class Balance less
                                            (i) all distributions of principal
                                            made to such class, and (ii) losses
                                            allocated to such class plus (b) in
                                            the case of a class of Accrual
                                            Certificates, any amounts added to
                                            such Class Balance as a result of
                                            the application of the accrual
                                            distribution amount.

Fractional Interest.......................  The "Fractional Interest" with respect to any Distribution Date and
                                            each class of Subordinate
                                            Certificates will equal (i) the
                                            aggregate of the Class Balances
                                            immediately prior to such
                                            Distribution Date of all classes of
                                            Subordinate Certificates in the same
                                            group that have higher numerical
                                            class designations than such class,
                                            divided by (ii) the aggregate Pool
                                            Principal Balance (Non-PO Portion)
                                            (if there is only one group of
                                            Subordinate Certificates) or the
                                            related Pool Principal Balance
                                            (Non-PO Portion) or sum of the
                                            related Pool Principal Balance
                                            (Non-PO Portion) (if there is more
                                            than one group of Subordinate
                                            Certificates).

Net Interest Shortfall....................  With respect to any Distribution
                                            Date, the "Net Interest Shortfall"
                                            is equal to the sum of (i) the
                                            shortfall in interest received with
                                            respect to any Mortgage Loan as a
                                            result of a Relief Act Reduction and
                                            (ii) any Non-Supported Interest
                                            Shortfalls. Net Interest Shortfalls
                                            on any Distribution Date will be
                                            allocated pro rata among all such
                                            classes of interest-bearing Senior
                                            Certificates or if there are Crossed
                                            Groups, the interest-bearing Senior
                                            Certificates of the Crossed Groups
                                            and each


Banc of America Securities LLC                                                14
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-8
                               Mortgage Pass-Through Certificates, Series 2006-8
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

                                            class of related Subordinate
                                            Certificates, based on the amount of
                                            interest accrued on each such class
                                            of Certificates on such Distribution
                                            Date before taking into account any
                                            reduction in such amounts resulting
                                            from such Net Interest Shortfalls.

Net Mortgage Interest Rate................  The "Net Mortgage Interest Rate" of
                                            a Mortgage Loan is the excess of its
                                            mortgage interest rate over the sum
                                            of the servicing fee rate (which is
                                            0.25%) and the trustee fee rate
                                            (which is 0.0045%).

Non-PO Percentage.........................  The "Non-PO Percentage" with respect to any Mortgage Loan in the Mortgage
                                            Pool or loan group in the Mortgage
                                            Pool with a Net Mortgage Interest
                                            Rate as of the Cut-off Date less
                                            than a certain rate (each such
                                            Mortgage Loan, a "Discount Mortgage
                                            Loan") will be equal to the Net
                                            Mortgage Interest Rate as of the
                                            Cut-off Date divided by such
                                            applicable rate. If there are
                                            multiple loan groups in the Mortgage
                                            Pool, this rate may be the same for
                                            each loan group or may differ for
                                            one or more loan groups. The Non-PO
                                            Percentage with respect to any
                                            Mortgage Loan in the Mortgage Pool
                                            or loan group in the Mortgage Pool
                                            with a Net Mortgage Interest Rate as
                                            of the Cut-off Date equal to or
                                            greater than the applicable rate
                                            will be 100%. The "PO Percentage"
                                            for any Discount Mortgage Loan will
                                            be equal to 100% minus the Non-PO
                                            Percentage for such Mortgage Loan.

                                            Any Mortgage Loan with a Net
                                            Mortgage Interest Rate as of the
                                            Cut-off Date greater than or equal
                                            to the applicable rate for the
                                            Mortgage Pool or the loan group in
                                            the Mortgage Pool is a "Premium
                                            Mortgage Loan."

Non-PO Principal Amount...................  The "Non-PO Principal Amount" for
                                            any Distribution Date and the
                                            Mortgage Pool or any loan group in
                                            the Mortgage Pool will equal the sum
                                            of the applicable Non-PO Percentage
                                            of:

                                            (a)   all monthly payments of
                                                  principal due on each Mortgage
                                                  Loan in the Mortgage Pool or
                                                  loan group in the Mortgage
                                                  Pool on the related due date;

                                            (b)   the principal portion of the
                                                  purchase price (net of
                                                  unreimbursed Advances and
                                                  other amounts as to which the
                                                  Servicer is entitled to be
                                                  reimbursed pursuant to the
                                                  Pooling Agreement) of each
                                                  Mortgage Loan in the Mortgage
                                                  Pool or loan group in the
                                                  Mortgage Pool that was
                                                  repurchased by the Depositor
                                                  pursuant to the Pooling
                                                  Agreement during the calendar
                                                  month preceding the month of
                                                  that Distribution Date;

                                            (c)   amounts received with respect
                                                  to such Distribution Date as a
                                                  substitution adjustment amount
                                                  (net of unreimbursed Advances


Banc of America Securities LLC                                                15
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-8
                               Mortgage Pass-Through Certificates, Series 2006-8
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

                                                  and other amounts as to which
                                                  the Servicer is entitled to be
                                                  reimbursed pursuant to the
                                                  Pooling Agreement) in
                                                  connection with a Mortgage
                                                  Loan in the Mortgage Pool or
                                                  loan group in the Mortgage
                                                  Pool received during the
                                                  calendar month preceding the
                                                  month of that Distribution
                                                  Date;

                                            (d)   any Liquidation Proceeds (net
                                                  of unreimbursed expenses and
                                                  unreimbursed Advances, if any)
                                                  allocable to recoveries of
                                                  principal of the Mortgage
                                                  Loans in the Mortgage Pool or
                                                  loan group in the Mortgage
                                                  Pool that have not yet been
                                                  liquidated received during the
                                                  calendar month preceding the
                                                  month of that Distribution
                                                  Date;

                                            (e)   with respect to each Mortgage
                                                  Loan in the Mortgage Pool or
                                                  loan group in the Mortgage
                                                  Pool that was liquidated
                                                  during the calendar month
                                                  preceding the month of that
                                                  Distribution Date, the amount
                                                  of the Liquidation Proceeds
                                                  (other than any profits
                                                  retained by the Servicer in
                                                  connection with the
                                                  foreclosure and net of
                                                  unreimbursed expenses and
                                                  unreimbursed Advances, if any)
                                                  allocable to principal
                                                  received with respect to that
                                                  Mortgage Loan; and

                                            (f)   all partial and full principal
                                                  prepayments on the Mortgage
                                                  Loans in the Mortgage Pool or
                                                  loan group in the Mortgage
                                                  Pool by mortgagors received
                                                  during the calendar month
                                                  preceding the month of that
                                                  Distribution Date.

                                            The amounts described in clauses (a)
                                            through (d) are referred to as
                                            "Scheduled Principal Payments." The
                                            amounts described in clauses (e) and
                                            (f) are referred to as "Unscheduled
                                            Principal Payments."

Non-Supported Interest Shortfall..........  With respect to any Distribution
                                            Date, the "Non-Supported Interest
                                            Shortfall" is the amount by which
                                            the aggregate of Prepayment Interest
                                            Shortfalls for the Mortgage Loans in
                                            the Mortgage Pool or the Mortgage
                                            Loans in any Crossed Loan Groups
                                            during the calendar month preceding
                                            the month of such Distribution Date
                                            exceeds the applicable Compensating
                                            Interest for such period.

Notional Amount...........................  The "Notional Amount" of any
                                            Interest Only Certificates (or any
                                            components of an Interest Only
                                            Certificates) will be equal to
                                            either (I) the product of (i) the
                                            aggregate of the Stated Principal
                                            Balances of the Premium Mortgage
                                            Loans in the Mortgage Pool or loan
                                            group as of the due date in the
                                            month preceding the month of such
                                            Distribution Date and (ii) a
                                            fraction, (a) the numerator of which
                                            is equal to the weighted average of
                                            the Net Mortgage Interest Rates of
                                            the these


Banc of America Securities LLC                                                16
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-8
                               Mortgage Pass-Through Certificates, Series 2006-8
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

                                            Mortgage Loans (based on the Stated
                                            Principal Balances of these Mortgage
                                            Loans as of the due date in the
                                            month preceding the month of such
                                            Distribution Date) minus a specified
                                            percentage and (b) the denominator
                                            of which is equal to a specified
                                            percentage or (II) a percentage or
                                            all of the Class Balance(s) of
                                            another class or classes.

Pool Distribution Amount..................  The "Pool Distribution Amount" with respect to any Distribution Date
                                            will be determined by reference to
                                            amounts received and expenses
                                            incurred in connection with the
                                            Mortgage Loans in the Mortgage Pool
                                            or any loan group in the Mortgage
                                            Pool and will be equal to the sum
                                            of:

                                            (i)   all scheduled installments of
                                                  interest (net of the related
                                                  Servicing Fee) and principal
                                                  due on such Mortgage Loans on
                                                  the due date in the month in
                                                  which such Distribution Date
                                                  occurs and received prior to
                                                  the related Determination
                                                  Date, together with any
                                                  Advances in respect thereof
                                                  and any Compensating Interest
                                                  allocable to such Mortgage
                                                  Loans;

                                            (ii)  all proceeds of any primary
                                                  mortgage guaranty insurance
                                                  policies and any other
                                                  insurance policies with
                                                  respect to such Mortgage
                                                  Loans, to the extent such
                                                  proceeds are not applied to
                                                  the restoration of the related
                                                  mortgaged property or released
                                                  to the mortgagor in accordance
                                                  with the Servicer's normal
                                                  servicing procedures and all
                                                  other cash amounts received
                                                  and retained in connection
                                                  with the liquidation of
                                                  defaulted Mortgage Loans in
                                                  the Mortgage Pool or any loan
                                                  group in the Mortgage Pool, by
                                                  foreclosure or otherwise
                                                  (collectively, "Liquidation
                                                  Proceeds"), during the
                                                  calendar month preceding the
                                                  month of such Distribution
                                                  Date (in each case, net of
                                                  unreimbursed expenses incurred
                                                  in connection with a
                                                  liquidation or foreclosure and
                                                  unreimbursed Advances, if
                                                  any);

                                            (iii) all partial or full
                                                  prepayments received on such
                                                  Mortgage Loans during the
                                                  calendar month preceding the
                                                  month of such Distribution
                                                  Date; and

                                            (iv)  amounts received with respect
                                                  to such Distribution Date as a
                                                  substitution adjustment amount
                                                  or purchase price in respect
                                                  of any deleted Mortgage Loan
                                                  in the Mortgage Pool or any
                                                  loan group in the Mortgage
                                                  Pool or amounts received in
                                                  connection with the optional
                                                  termination of the Trust or a
                                                  portion of the Trust as of
                                                  such Distribution Date,
                                                  reduced by amounts in
                                                  reimbursement for Advances
                                                  previously made and other
                                                  amounts as to which the
                                                  Servicer is entitled to be
                                                  reimbursed pursuant to the
                                                  Pooling Agreement.


Banc of America Securities LLC                                                17
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-8
                               Mortgage Pass-Through Certificates, Series 2006-8
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

Pool Principal Balance....................  The "Pool Principal Balance" for the
                                            Mortgage Pool or a loan group in the
                                            Mortgage Pool with respect to any
                                            Distribution Date equals the
                                            aggregate Stated Principal Balances
                                            of the Mortgage Loans in the
                                            Mortgage Pool or loan group in the
                                            Mortgage Pool outstanding on the due
                                            date in the month preceding the
                                            month of such Distribution Date.

Pool Principal Balance
(Non-PO Portion)..........................  The "Pool Principal Balance (Non-PO
                                            Portion)" for the Mortgage Pool or a
                                            loan group in the Mortgage Pool and
                                            any Distribution Date equals the sum
                                            of the product, for each Mortgage
                                            Loan in the Mortgage Pool or loan
                                            group in the Mortgage Pool, of the
                                            Non-PO Percentage of such Mortgage
                                            Loan multiplied by its Stated
                                            Principal Balance on the due date in
                                            the month preceding the month of
                                            such Distribution Date.

Prepayment Interest Shortfall.............  A "Prepayment Interest Shortfall" on
                                            a Mortgage Loan is equal to the
                                            difference between (x) 30 days'
                                            interest at the mortgage interest
                                            rate (less the servicing fee rate)
                                            on the amount of the prepayment on
                                            such Mortgage Loan minus (y) the
                                            amount of interest actually paid by
                                            the related mortgagor on the amount
                                            of such prepayment during the
                                            preceding month.

Realized Loss.............................  In general, a "Realized Loss" means,
                                            (a) with respect to a Mortgage Loan
                                            that has been liquidated, the amount
                                            by which the remaining unpaid
                                            principal balance of the Mortgage
                                            Loan exceeds the amount of proceeds
                                            from the liquidation applied to the
                                            principal balance of the related
                                            Mortgage Loan and (b) losses due to
                                            the bankruptcy of the mortgagor.

Relief Act Reduction......................  A "Relief Act Reduction" is a
                                            reduction in the amount of monthly
                                            interest payment on a Mortgage Loan
                                            pursuant to the Servicemembers Civil
                                            Relief Act or similar state
                                            legislation.

REO Property..............................  An "REO Property" is a Mortgaged
                                            Property that has been acquired by
                                            the Trust through foreclosure or
                                            grant of a deed in lieu of
                                            foreclosure.

Senior Percentage.........................  The Senior Percentage for the
                                            Mortgage Pool or loan group in the
                                            Mortgage Pool will equal (i) the
                                            aggregate Class Balance of the
                                            related Senior Non-PO Certificates
                                            immediately prior to such date,
                                            divided by (ii) the Pool Principal
                                            Balance (Non-PO Portion) for the
                                            Mortgage Pool or loan group in the
                                            Mortgage Pool for such date.

Senior Prepayment Percentage..............  For the following Distribution
                                            Dates, will be as follows:

                                               Distribution Date            Senior Prepayment Percentage
                                            ----------------------   ------------------------------------------
                                            November 2006 through    100%;
                                            October 2011


Banc of America Securities LLC                                                18
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-8
                               Mortgage Pass-Through Certificates, Series 2006-8
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

                                            November 2011 through    the applicable Senior Percentage plus, 70%
                                            October 2012             of the applicable Subordinate Percentage;
                                            November 2012 through    the applicable Senior Percentage plus, 60%
                                            October 2013             of the applicable Subordinate Percentage;
                                            November 2013 through    the applicable Senior Percentage plus, 40%
                                            October 2014             of the applicable Subordinate Percentage;
                                            November 2014 through    the applicable Senior Percentage plus, 20%
                                            October 2015             of the applicable Subordinate Percentage;
                                            November 2015 and        the applicable Senior Percentage;
                                            thereafter

                                            provided, however, that (A) if on
                                            any Distribution Date the percentage
                                            equal to (x) the aggregate Class
                                            Balances of the Senior Non-PO
                                            Certificates of multiple groups with
                                            one set of Subordinate Certificates
                                            (such groups, "Crossed Groups")
                                            divided by (y) the sum of the Pool
                                            Principal Balances (Non-PO Portion)
                                            for the loan groups relating to the
                                            Crossed Groups (such loan groups,
                                            the "Crossed Loan Groups" and such
                                            percentage, the "Crossed Group Total
                                            Senior Percentage") exceeds such
                                            percentage as of the Closing Date,
                                            then the Senior Prepayment
                                            Percentages for the Crossed Loan
                                            Groups for such Distribution Date
                                            will equal 100% and (B) in the case
                                            of one group of Senior Non-PO
                                            Certificates with its own set of
                                            Subordinate Certificates or if the
                                            Mortgage Pool is not divided into
                                            loan groups, if on any Distribution
                                            Date the Senior Percentage for the
                                            Mortgage Pool or the related loan
                                            group of the Mortgage Pool (the
                                            Mortgage Loans in the Mortgage Pool
                                            or such loan group, "Non-Crossed
                                            Mortgage Loans") exceeds such
                                            percentage as of the Closing Date,
                                            then the Senior Prepayment
                                            Percentage(s) for the Mortgage Pool
                                            or such loan group for such
                                            Distribution Date will equal 100%.

                                            No decrease in the Senior Prepayment
                                            Percentages for the Crossed Loan
                                            Groups will occur if the following
                                            occurs as of any Distribution Date
                                            as to which any such decrease
                                            applied with respect to the Crossed
                                            Loan Group Mortgage Loans, and no
                                            decrease in the Senior Prepayment
                                            Percentage for the Non-Crossed
                                            Mortgage Loans will occur if the
                                            following occurs as of any
                                            Distribution Date as to which any
                                            such decrease applied with respect
                                            to the Non-Crossed Mortgage Loans:
                                            (i) the outstanding principal
                                            balance of all Mortgage Loans in the
                                            Crossed Loan Groups or all
                                            Non-Crossed Mortgage Loans
                                            (including, for this purpose, any
                                            Mortgage Loans in foreclosure, any
                                            REO Property in such loan group or
                                            loan groups and any Mortgage Loan
                                            for which the mortgagor has filed
                                            for bankruptcy after the Closing
                                            Date) delinquent 60 days or more
                                            (averaged over the preceding
                                            six-month period), as a percentage
                                            of the aggregate Class Balance of
                                            the related Subordinate
                                            Certificates, is equal to or greater
                                            than 50%, or (ii) cumulative
                                            Realized Losses with respect to the
                                            Mortgage Loans in the Crossed Loan
                                            Groups or all Non-Crossed Mortgage
                                            Loans exceed


Banc of America Securities LLC                                                19
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-8
                               Mortgage Pass-Through Certificates, Series 2006-8
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

                                            the percentages of the aggregate
                                            balance of the related Subordinate
                                            Certificates as of the Closing Date
                                            (with respect to the related
                                            Subordinate Certificates, the
                                            "Original Subordinate Principal
                                            Balance") indicated below:

                                                                                 % of Original Subordinate
                                                Distribution Date Occurring          Principal Balance
                                            ----------------------------------   --------------------------
                                            November 2011 through October 2012              30%
                                            November 2012 through October 2013              35%
                                            November 2013 through October 2014              40%
                                            November 2014 through October 2015              45%
                                            November 2015 and thereafter                    50%

                                            The Subordinate Prepayment
                                            Percentage for the Mortgage Pool or
                                            loan group in the Mortgage Pool for
                                            any Distribution Date will equal
                                            100% minus the Senior Prepayment
                                            Percentage for the Mortgage Pool or
                                            such loan group in the Mortgage Pool
                                            for such date.

Senior Principal Distribution Amount......  The "Senior Principal Distribution
                                            Amount" for the Mortgage Pool or
                                            loan group in the Mortgage Pool and
                                            any Distribution Date will equal the
                                            sum of (i) the Senior Percentage for
                                            the Mortgage Pool or loan group in
                                            the Mortgage Pool of the applicable
                                            Non-PO Percentage of Scheduled
                                            Principal Payments for such
                                            Distribution Date and (ii) the
                                            Senior Prepayment Percentage for the
                                            Mortgage Pool or loan group in the
                                            Mortgage Pool of the applicable
                                            Non-PO Percentage of Unscheduled
                                            Principal Payments for such
                                            Distribution Date subject to certain
                                            reductions due to losses.

Stated Principal Balance..................  The "Stated Principal Balance"
                                            means, as to any Mortgage Loan and
                                            due date, the unpaid principal
                                            balance of such Mortgage Loan as of
                                            such due date, as specified in the
                                            amortization schedule at the time
                                            relating thereto (before any
                                            adjustment to such amortization
                                            schedule by reason of any moratorium
                                            or similar waiver or grace period),
                                            after giving effect to any previous
                                            partial principal prepayments and
                                            Liquidation Proceeds (net of
                                            unreimbursed expenses and
                                            unreimbursed Advances) allocable to
                                            principal received and to the
                                            payment of principal due on such due
                                            date and irrespective of any
                                            delinquency in payment by the
                                            related mortgagor and after giving
                                            effect to any deficient valuation by
                                            a court in connection with a
                                            bankruptcy.

Subordinate Percentage....................  The Subordinate Percentage for the
                                            Mortgage Pool or loan group in the
                                            Mortgage Pool for any Distribution
                                            Date will equal 100% minus the
                                            Senior Percentage for such date.

Subordinate Prepayment Percentage.........  The Subordinate Prepayment
                                            Percentage for the Mortgage Pool or
                                            loan group in the Mortgage Pool for
                                            any Distribution Date will equal
                                            100%


Banc of America Securities LLC                                                20
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-8
                               Mortgage Pass-Through Certificates, Series 2006-8
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

                                            minus the Senior Prepayment
                                            Percentage for the Mortgage Pool or
                                            such loan group in the Mortgage Pool
                                            for such date.

Subordinate Principal
Distribution Amount.......................  The "Subordinate Principal
                                            Distribution Amount" for the
                                            Mortgage Pool or loan group in the
                                            Mortgage Pool for any Distribution
                                            Date will equal the sum of (i) the
                                            Subordinate Percentage for the
                                            Mortgage Pool or loan group in the
                                            Mortgage Pool of the applicable
                                            Non-PO Percentage of Scheduled
                                            Principal Payments for such
                                            Distribution Date and (ii) the
                                            Subordinate Prepayment Percentage
                                            for the Mortgage Pool or loan group
                                            in the Mortgage Pool of the
                                            applicable Non-PO Percentage of
                                            Unscheduled Principal Payments for
                                            such Distribution Date.

Exchangeable REMIC
Certificates and
Exchangeable Certificates.................  Certain Classes of Offered
                                            Certificates identified as
                                            "Exchangeable REMIC Certificates"
                                            may be exchanged in certain
                                            allowable combinations (a "REMIC
                                            Combination") for a proportionate
                                            interest in certain related
                                            Certificates identified as
                                            "Exchangeable Certificates." All or
                                            a portion of the Exchangeable
                                            Certificates in an Exchangeable
                                            Combination may also be exchanged
                                            for a proportionate interest in each
                                            class of Exchangeable REMIC
                                            Certificates in the related REMIC
                                            Combination in the same manner. This
                                            process may occur repeatedly.

                                            The classes of Exchangeable REMIC
                                            Certificates and of Exchangeable
                                            Certificates that are outstanding at
                                            any given time, and the outstanding
                                            Class Balances and notional amounts,
                                            if any, of these classes, will
                                            depend upon any related
                                            distributions of principal, as well
                                            as any exchanges that occur.
                                            Exchangeable REMIC Certificates and
                                            Exchangeable Certificates in any
                                            combination may be exchanged only in
                                            the proportion that the maximum
                                            initial Class Balances and notional
                                            amounts, if any, of such
                                            Certificates bear to one another as
                                            shown in the prospectus supplement.

                                            Holders of each class of
                                            Exchangeable Certificates in an
                                            allowable combination will be the
                                            beneficial owners of a proportionate
                                            interest in the Exchangeable REMIC
                                            Certificates of the related REMIC
                                            Combination.


Banc of America Securities LLC                                                21
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-8
                               Mortgage Pass-Through Certificates, Series 2006-8
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

                                            In the event that Exchangeable REMIC
                                            Certificates are exchanged for an
                                            allowable combination of
                                            Exchangeable Certificates, then

                                            o     the aggregate principal
                                                  balance of the Exchangeable
                                                  Certificates received in the
                                                  exchange will equal the
                                                  aggregate principal balance,
                                                  immediately prior to the
                                                  exchange, of the Exchangeable
                                                  REMIC Certificates so
                                                  exchanged; and

                                            o     the aggregate amount of
                                                  interest and principal payable
                                                  on each distribution date with
                                                  respect to the Exchangeable
                                                  Certificates received in the
                                                  exchange will equal the
                                                  aggregate amount of interest
                                                  and principal that would have
                                                  been payable on the
                                                  Exchangeable REMIC
                                                  Certificates so exchanged if
                                                  the exchange had not occurred;
                                                  and

                                            o     the aggregate amount of
                                                  principal and interest losses
                                                  and interest shortfalls
                                                  allocated to the Exchangeable
                                                  Certificates received in the
                                                  exchange will equal the
                                                  aggregate amount of principal
                                                  and interest losses and
                                                  interest shortfalls that would
                                                  have been allocated to the
                                                  Exchangeable REMIC
                                                  Certificates so exchanged if
                                                  the exchange had not occurred.

                                            Each class of Exchangeable
                                            Certificates in an allowable
                                            combination (other than a class of
                                            interest only certificates, if any)
                                            will be entitled to its
                                            proportionate share of the principal
                                            distributions that would have been
                                            payable on the Exchangeable REMIC
                                            Certificates so exchanged if the
                                            exchange had not occurred. In
                                            addition, each class of Exchangeable
                                            Certificates (other than a class of
                                            interest only certificates, if any)
                                            in an allowable combination will
                                            bear a proportionate share of
                                            principal losses that would have
                                            been allocated to the Exchangeable
                                            REMIC Certificates so exchanged if
                                            the exchange had not occurred.


Banc of America Securities LLC                                                22
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-8
                               Mortgage Pass-Through Certificates, Series 2006-8
--------------------------------------------------------------------------------

                           Preliminary Credit Support
                           --------------------------

Subordinate Certificates provide credit support for Senior Certificates. If the Senior Certificates are divided into multiple groups, the Subordinate Certificates may or may not consist of multiple groups. If there are multiple groups of Subordinate Certificates, each group will support one or more groups of Senior Certificates. Additional credit enhancement is provided by the allocation of the applicable Non-PO Percentages of all principal prepayments on the applicable Mortgage Loans to the related Senior Non-PO Certificates, subject to certain exceptions, for the first five years and the disproportionately greater allocation of prepayments to such Senior Non-PO Certificates over the following four years. The disproportionate allocation of the applicable Non-PO Percentages of prepayments on the Mortgage Loans will accelerate the amortization of those Senior Non-PO Certificates relative to the amortization of the related Subordinate Certificates. As a result, the credit support percentage for the Senior Certificates should be maintained and may be increased during the first nine years. If there is one group of Subordinate Certificates, the initial credit support percentage for the Senior Certificates (calculated by dividing the initial Class Balance of the Subordinate Certificates by the aggregate Pool Principal Balance) is expected to be 4.60% (+/- 50 basis points).

                            Priority of Distributions
                            -------------------------

Distributions will be made on each Distribution Date from the Pool Distribution Amount (if the Mortgage Pool is not divided into loan groups) or Amounts (if there are multiple loan groups, in which case the Senior Certificates and any components of a group will be paid from the related Pool Distribution Amount) in the following order of priority:

         --------------------------------------------------------------
           First, to the classes of Senior Certificates and component
           (if any) entitled to payments of interest, to pay interest;
         --------------------------------------------------------------
                                        |
                                        |
                                        |
                                        v
         --------------------------------------------------------------
           Second, pro rata, to the Senior Non-PO Certificates and any ratio strip component or ratio strip certificates entitled to payments of principal, to pay principal;
         --------------------------------------------------------------
                                        |
                                        |
                                        |
                                        v
         --------------------------------------------------------------
               Third, to any ratio strip component or ratio strip
            certificates, to pay any Class PO Deferred Amounts, from
              amounts otherwise payable as principal to the related
                            Subordinate Certificates;
         --------------------------------------------------------------
                                        |
                                        |
                                        |
                                        v
         --------------------------------------------------------------
            Fourth, subject to any cross-collateralization payments,
          sequentially, to each class of Subordinate Certificates from the related Pool Distribution Amount or Amounts to pay
            interest and principal in the order of payment priority,
                      until each Class Balance is zero; and
         --------------------------------------------------------------
                                        |
                                        |
                                        |
                                        v
         --------------------------------------------------------------
           Fifth, to the residual certificate, any remaining amounts.
         --------------------------------------------------------------


Banc of America Securities LLC                                                23
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-8
                               Mortgage Pass-Through Certificates, Series 2006-8
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

The Sponsor and Servicer..................  Bank of America, National
                                            Association ("Bank of America") will
                                            serve as the sponsor (the "Sponsor")
                                            and the servicer (the "Servicer") of
                                            the Certificates.

                                            See "The Sponsor," "The Mortgage
                                            Loan Programs," "Servicing of the
                                            Mortgage Loans" and "The Pooling
                                            Agreement" in the base prospectus
                                            for more information about the
                                            Sponsor, its securitization
                                            programs, its solicitation and
                                            underwriting criteria used to
                                            originate the Mortgage Loans and its
                                            material roles and duties in this
                                            transaction.

                                            All of the Mortgage Loans will be
                                            serviced by the Servicer in
                                            accordance with the terms of the
                                            Pooling Agreement. The Servicer may
                                            perform any of its obligations under
                                            the Pooling Agreement through one or
                                            more subservicers. Despite the
                                            existence of subservicing
                                            arrangements, the Servicer will be
                                            liable for its servicing duties and
                                            obligations under the Pooling
                                            Agreement as if the Servicer alone
                                            were servicing the Mortgage Loans.
                                            See "The Sponsor," "Servicing of the
                                            Mortgage Loans -- The Servicers,"
                                            "-- Servicing Experience and
                                            Procedures of Bank of America" and
                                            "The Pooling Agreement" in the base
                                            prospectus for more information
                                            about the Servicer, the Servicer's
                                            experience, its servicing procedures
                                            and its obligations under the
                                            Pooling Agreement.

Static Pool Information...................  Information concerning the Sponsor's prior residential mortgage loan
                                            securitizations involving both
                                            fixed-rate first lien mortgage loans
                                            underwritten in accordance with the
                                            Sponsor's general underwriting
                                            standards described in the base
                                            prospectus under "The Mortgage Loan
                                            Programs--Mortgage Loan
                                            Underwriting--Bank of America
                                            General Underwriting Standards" and
                                            first lien mortgage loans
                                            underwritten in accordance with the
                                            Sponsor's alternative underwriting
                                            standards described in the base
                                            prospectus under "--Bank of America
                                            Alternative Underwriting Standards,"
                                            and, in each case, issued by the
                                            Depositor or the Depositor's
                                            predecessor is available on the
                                            internet at
                                            http://www.bofa.com/boams. Although
                                            those securitizations involve the
                                            most comparable type of mortgage
                                            loans to the type of Mortgage Loans
                                            contained in the Mortgage Pool, the
                                            Sponsor also maintains on that
                                            website, for the information of
                                            investors, statistical data
                                            concerning the Sponsor's prior
                                            residential mortgage loan
                                            securitizations involving either
                                            fixed-rate first lien mortgage loans
                                            or adjustable-rate first lien
                                            mortgage loans underwritten in
                                            accordance with the Sponsor's
                                            general underwriting standards
                                            issued by the Depositor or the
                                            Depositor's predecessor.

                                            Without charge or registration,
                                            investors can view on this website
                                            the following information for each
                                            of those securitizations:


Banc of America Securities LLC                                                24
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-8
                               Mortgage Pass-Through Certificates, Series 2006-8
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms
                          ----------------------------

                                            o     summary initial pool
                                                  information; and

                                            o     delinquency, cumulative loss,
                                                  and prepayment information as
                                                  of each Distribution Date for
                                                  the five years preceding the
                                                  date of first use of the
                                                  prospectus supplement.

                                            In the event any changes or updates
                                            are made to the information
                                            available on the Sponsor's website,
                                            the Depositor will provide a copy of
                                            the original information upon
                                            request to any person who writes or
                                            calls the Depositor. The Depositor's
                                            address is 214 North Tryon Street,
                                            Mail Code NC1-027-22-02, Charlotte,
                                            North Carolina 28255. Its telephone
                                            number is (704) 387-8239.

                                            This static pool data may have been
                                            influenced in the past by factors
                                            beyond the Sponsor's control, such
                                            as unusually robust housing prices,
                                            low interest rates and changes in
                                            product type. Therefore, the
                                            performance of prior residential
                                            mortgage loan securitizations may
                                            not be indicative of the future
                                            performance of the Mortgage Loans.


Banc of America Securities LLC                                                25
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-8
                               Mortgage Pass-Through Certificates, Series 2006-8
--------------------------------------------------------------------------------

                                  Risk Factors
                                  ------------

                                            YOU SHOULD FULLY CONSIDER THE RISKS
                                            ASSOCIATED WITH AN INVESTMENT IN THE
                                            OFFERED CERTIFICATES. BEFORE
                                            INVESTING YOU SHOULD CAREFULLY
                                            REVIEW "RISK FACTORS" IN THE BASE
                                            PROSPECTUS TOGETHER WITH THE RISK
                                            FACTORS SET FORTH BELOW.

Subordination of any
Super Senior Support
and Subordinate Certificates
Increases Risk of Loss....................  Subordinate certificateholders are more likely to suffer losses as a
                                            result of losses or delinquencies on
                                            the related Mortgage Loans than are
                                            Senior certificateholders.

                                            o     The rights of each class of
                                                  Subordinate Certificates to
                                                  receive distributions of
                                                  interest and principal are
                                                  subordinated to the rights of
                                                  the related Senior
                                                  Certificates and each class of
                                                  related Subordinate
                                                  Certificates higher in order
                                                  of payment priority.

                                            o     Losses that are realized on
                                                  the Mortgage Loans will be
                                                  allocated first to the class
                                                  of related Subordinate
                                                  Certificates lowest in order
                                                  of payment priority, then to
                                                  the class of related
                                                  Subordinate Certificates next
                                                  lowest in order of payment
                                                  priority and so on, in reverse
                                                  order of payment priority
                                                  until the outstanding Class
                                                  Balances of such classes have
                                                  been reduced to zero.

                                            Any Super Senior Support
                                            certificateholders should consider
                                            the risk that after the related
                                            Subordinate Certificates are no
                                            longer outstanding, the principal
                                            portion of losses realized on the
                                            applicable Mortgage Loans that are
                                            allocated to a class of Super Senior
                                            Certificates will be borne by the
                                            related class of Super Senior
                                            Support Certificates, rather than
                                            such class of Super Senior
                                            Certificates.

The Rate of Principal
Payments on the Mortgage
Loans Will Affect the Yield
on the Offered Certificates...............  Because principal payments on the
                                            Mortgage Loans will be distributed
                                            currently on the related Senior
                                            Certificates and the related
                                            Subordinate Certificates, the rate
                                            of distributions of principal and
                                            the yield to maturity on your
                                            Certificates will be directly
                                            related to (i) the rate and timing
                                            of payments of principal on the
                                            applicable Mortgage Loans and (ii)
                                            the amount and timing of defaults by
                                            borrowers that result in losses on
                                            the applicable Mortgage Loans.
                                            Borrowers are permitted to prepay
                                            their Mortgage Loans, in whole or in
                                            part, at any time. The principal
                                            payments on the Mortgage Loans may
                                            be in the form of scheduled
                                            principal payments or principal
                                            prepayments (for this purpose, the
                                            term "principal prepayment" includes
                                            prepayments and any other recovery
                                            of principal in advance of the
                                            scheduled due date, including
                                            repurchases and liquidations due to
                                            default, casualty, condemnation and


Banc of America Securities LLC                                                26
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-8
                               Mortgage Pass-Through Certificates, Series 2006-8
--------------------------------------------------------------------------------

                                  Risk Factors
                                  ------------

                                            the like). Any of these prepayments
                                            will result in distributions to you
                                            of amounts that would otherwise be
                                            distributed over the remaining term
                                            of the Mortgage Loans.

                                            The rate of principal payments on
                                            the Mortgage Loans will be affected
                                            by the following:

                                            o     the amortization schedules of
                                                  the Mortgage Loans;

                                            o     the rate of partial
                                                  prepayments and full
                                                  prepayments by borrowers due
                                                  to refinancing, job transfer,
                                                  changes in property values or
                                                  other factors;

                                            o     liquidations of the properties
                                                  that secure defaulted Mortgage
                                                  Loans;

                                            o     repurchases of Mortgage Loans
                                                  by the Depositor as a result
                                                  of defective documentation or
                                                  breaches of representations or
                                                  warranties;

                                            o     the exercise of due-on-sale
                                                  clauses by the Servicer in
                                                  connection with transfers of
                                                  mortgaged properties;

                                            o     the optional repurchase of all
                                                  the Mortgage Loans by the
                                                  Depositor to effect a
                                                  termination of the Trust or
                                                  certain of the Mortgage Loans
                                                  in the Trust when the
                                                  aggregate Stated Principal
                                                  Balance of the related
                                                  Mortgage Loans is less than
                                                  10% of the aggregate unpaid
                                                  principal balance of such
                                                  Mortgage Loans as of the
                                                  cut-off date; and

                                            o     general and targeted
                                                  solicitations for refinancing
                                                  by mortgage originators
                                                  (including the Sponsor).

                                            The rate of principal payments on
                                            the Mortgage Loans will depend
                                            greatly on the level of mortgage
                                            interest rates:

                                            o     If prevailing interest rates
                                                  for similar mortgage loans
                                                  fall below the interest rates
                                                  on the Mortgage Loans in the
                                                  Trust, the rate of prepayment
                                                  is likely to increase.

                                            o     Conversely, if prevailing
                                                  interest rates for similar
                                                  mortgage loans rise above the
                                                  interest rates on the Mortgage
                                                  Loans in the Trust, the rate
                                                  of prepayment is likely to
                                                  decrease.

                                            If you are purchasing any Offered
                                            Certificates at a discount, and
                                            specifically if you are purchasing
                                            principal only certificates, you
                                            should consider the risk that if
                                            principal payments on the applicable
                                            Mortgage


Banc of America Securities LLC                                                27
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-8
                               Mortgage Pass-Through Certificates, Series 2006-8
--------------------------------------------------------------------------------

                                  Risk Factors
                                  ------------

                                            Loans, or in the case of any ratio
                                            strip certificates, some or all of
                                            the Discount Mortgage Loans, occur
                                            at a rate slower than you expected,
                                            your yield will be lower than you
                                            expected. If you are purchasing any
                                            Offered Certificates at a premium,
                                            and specifically if you are
                                            purchasing interest only
                                            certificates, you should consider
                                            the risk that if principal payments
                                            on the applicable mortgage loans or,
                                            in the case of interest only
                                            certificates whose notional amount
                                            is based on some or all of the
                                            Premium Mortgage Loans, such Premium
                                            Mortgage Loans, occur at a rate
                                            faster than you expected, your yield
                                            may be lower than you expected. You
                                            must make your own decisions as to
                                            the appropriate prepayment
                                            assumptions to be used when
                                            purchasing any Offered Certificates.
                                            The applicable Senior Prepayment
                                            Percentage of the applicable Non-PO
                                            Percentage of all principal
                                            prepayments (excluding for this
                                            purpose, partial liquidations due to
                                            default, casualty, condemnation and
                                            the like) initially will be
                                            distributed to the classes of
                                            related Senior Non-PO Certificates
                                            then entitled to receive principal
                                            prepayment distributions. This may
                                            result in all (or a disproportionate
                                            percentage) of those principal
                                            prepayments being distributed to
                                            such Senior Non-PO Certificates and
                                            none (or less than their pro rata
                                            share) of such principal prepayments
                                            being distributed to holders of the
                                            related Subordinate Certificates
                                            during the periods of time described
                                            in the applicable definition of
                                            "Senior Prepayment Percentage."

                                            The timing of changes in the rate of
                                            prepayments may significantly affect
                                            the actual yield to you, even if the
                                            average rate of principal
                                            prepayments is consistent with your
                                            expectations. In general, the
                                            earlier the payment of principal of
                                            the related Mortgage Loans, the
                                            greater the effect on your yield to
                                            maturity. As a result, the effect on
                                            your yield of principal prepayments
                                            occurring at a rate higher (or
                                            lower) than the rate you anticipate
                                            during the period immediately
                                            following the issuance of the
                                            certificates will not be offset by a
                                            subsequent like reduction (or
                                            increase) in the rate of principal
                                            prepayments.

Any Yield Maintenance
Agreement is Subject to
Counterparty Risk.........................  The Trustee on behalf of the Trust may enter into one or more Yield
                                            Maintenance Agreements with one or
                                            more counterparties, for the benefit
                                            of certain Classes of Certificates.
                                            Each Yield Maintenance Agreement
                                            will require the applicable
                                            counterparty to make certain
                                            payments in certain circumstances.
                                            To the extent that payments on such
                                            Certificates depend in part on
                                            payments to be received by the
                                            Trustee under the related Yield
                                            Maintenance Agreement, the ability
                                            of the Trustee to make such payments
                                            on such Certificates will be subject
                                            to the credit risk of the applicable
                                            counterparty.


Banc of America Securities LLC                                                28
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-8
                               Mortgage Pass-Through Certificates, Series 2006-8
--------------------------------------------------------------------------------

                                  Risk Factors
                                  ------------

Delinquencies and Losses
on the Mortgage Loans
Will Adversely
Affect Your Yield.........................  Delinquencies on the mortgage loans which are not advanced by or on
                                            behalf of the Servicer (because the
                                            Servicer has determined that these
                                            amounts, if advanced, would be
                                            nonrecoverable), will adversely
                                            affect the yield on the related
                                            Senior Certificates and the related
                                            Subordinate Certificates. The
                                            Servicer will determine that a
                                            proposed advance is nonrecoverable
                                            when, in the good faith exercise of
                                            its servicing judgment, it believes
                                            the proposed advance would not be
                                            ultimately recoverable from the
                                            related mortgagor, related
                                            liquidation proceeds, or other
                                            recoveries in respect of the
                                            Mortgage Loan. Because of the
                                            priority of distributions,
                                            shortfalls resulting from
                                            delinquencies that are not covered
                                            by advances will be borne first by
                                            the related Subordinate Certificates
                                            (in reverse order of payment
                                            priority), and then by the related
                                            Senior Certificates.

                                            Net interest shortfalls will
                                            adversely affect the yields on the
                                            Offered Certificates. In addition,
                                            losses generally will be borne by
                                            the related Subordinate
                                            Certificates. As a result, the
                                            yields on the Offered Certificates
                                            will depend on the rate and timing
                                            of realized losses on the related
                                            Mortgage Loans.

There Are Risks Relating to
Exchangeable REMIC Certificates
and Exchangeable Certificates.............  If you are purchasing any
                                            Exchangeable REMIC Certificates or
                                            Exchangeable Certificates, you
                                            should consider that the
                                            characteristics of any Exchangeable
                                            Certificates will reflect, in the
                                            aggregate, generally the
                                            characteristics of the related
                                            Exchangeable REMIC Certificates.
                                            Investors are encouraged to also
                                            consider a number of factors that
                                            will limit a certificateholder's
                                            ability to exchange Exchangeable
                                            REMIC Certificates for Exchangeable
                                            Certificates and vice versa:

                                            o     At the time of the proposed
                                                  exchange, a certificateholder
                                                  must own Certificates of the
                                                  related Class or Classes in
                                                  the proportions necessary to
                                                  make the desired exchange.

                                            o     A certificateholder that does
                                                  not own the Certificates may
                                                  be unable to obtain the
                                                  necessary Exchangeable REMIC
                                                  Certificates or Exchangeable
                                                  Certificates because the
                                                  holders of the needed
                                                  Certificates may be unwilling
                                                  or unable to sell them or
                                                  because the necessary
                                                  Certificates have been placed
                                                  into other financial
                                                  structures.

                                            o     Principal distributions will
                                                  decrease the amounts available
                                                  for exchange over time.


Banc of America Securities LLC                                                29
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-8
                               Mortgage Pass-Through Certificates, Series 2006-8
--------------------------------------------------------------------------------

                                  Risk Factors
                                  ------------

Credit Scores May Not
Accurately Predict the
Likelihood of Default.....................  The Sponsor generally uses Credit
                                            Scores as part of its underwriting
                                            process. The attached collateral
                                            summary shows credit scores for the
                                            mortgagors obtained at the time of
                                            origination of their mortgage loans.
                                            A credit score purports only to be a
                                            measurement of the relative degree
                                            of risk a borrower represents to a
                                            lender, i.e., that a borrower with a
                                            higher score is statistically
                                            expected to be less likely to
                                            default in payment than a borrower
                                            with a lower score. In addition, it
                                            should be noted that credit scores
                                            were developed to indicate a level
                                            of default probability over a
                                            two-year period, which does not
                                            correspond to the life of most
                                            mortgage loans. Furthermore, credit
                                            scores were not developed
                                            specifically for use in connection
                                            with mortgage loans, but for
                                            consumer loans in general.
                                            Therefore, credit scores do not
                                            address particular mortgage loan
                                            characteristics that influence the
                                            probability of repayment by the
                                            borrower. Neither the Depositor nor
                                            the Sponsor makes any
                                            representations any mortgage loan or
                                            that a particular credit score
                                            should be relied upon as a basis for
                                            an expectation that a borrower will
                                            repay its mortgage loan according to
                                            its terms.

Geographic Concentration
May Increase Risk of Loss Due to
Adverse Economic Conditions
or Natural Disasters......................  At various times, certain geographic regions will experience weaker
                                            economic conditions and housing
                                            markets and, consequently, will
                                            experience higher rates of
                                            delinquency and loss on mortgage
                                            loans generally. In addition,
                                            certain states have experienced
                                            natural disasters, including
                                            earthquakes, fires, floods and
                                            hurricanes, which may adversely
                                            affect property values. Although
                                            mortgaged properties located in
                                            certain identified flood zones will
                                            be required to be covered, to the
                                            maximum extent available, by flood
                                            insurance, no mortgaged properties
                                            will otherwise be required to be
                                            insured against earthquake damage or
                                            any other loss not covered by
                                            standard hazard insurance policies.
                                            Any concentration of mortgaged
                                            properties in a state or region may
                                            present unique risk considerations.
                                            See the tables entitled "Geographic
                                            Distribution of Mortgaged Properties
                                            of the Mortgage Loans" in the
                                            attached collateral summary for a
                                            listing of the locations and
                                            concentrations of the mortgaged
                                            properties.

                                            Any deterioration in housing prices
                                            in a state or region due to adverse
                                            economic conditions, natural
                                            disaster or other factors, and any
                                            deterioration of economic conditions
                                            in a state or region that adversely
                                            affects the ability of borrowers to
                                            make payments on the mortgage loans,
                                            may result in losses on the Mortgage
                                            Loans. Any losses may adversely
                                            affect the yield to maturity of the
                                            related Offered Certificates.


Banc of America Securities LLC                                                30
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-8
                               Mortgage Pass-Through Certificates, Series 2006-8
--------------------------------------------------------------------------------

                                  Risk Factors
                                  ------------

Residential Real Estate
Values May Fluctuate and Adversely
Affect Your Investment....................  There can be no assurance that values of the mortgaged properties
                                            have remained or will remain at
                                            their levels on the dates of
                                            origination of the related Mortgage
                                            Loans. The value of any mortgaged
                                            property generally will change over
                                            time from its value on the appraisal
                                            or sales date. If residential real
                                            estate values generally or in a
                                            particular geographic area decline,
                                            the loan-to-value ratios shown in
                                            the table in the accompanying
                                            collateral annex might not be a
                                            reliable indicator of the rates of
                                            delinquencies, foreclosures and
                                            losses that could occur on the
                                            Mortgage Loans. If the residential
                                            real estate market should experience
                                            an overall decline in property
                                            values large enough to cause the
                                            outstanding balances of the Mortgage
                                            Loans and any secondary financing on
                                            the related mortgaged properties to
                                            equal or exceed the value of the
                                            mortgaged properties, delinquencies,
                                            foreclosures and losses could be
                                            higher than those now generally
                                            experienced in the mortgage lending
                                            industry or in the Sponsor's prior
                                            securitizations involving the
                                            Depositor.

                                            In addition, adverse economic
                                            conditions and other factors (which
                                            may or may not affect real property
                                            values) may affect the mortgagors'
                                            timely payment of scheduled payments
                                            of principal and interest on the
                                            Mortgage Loans and, accordingly, the
                                            actual rates of delinquencies,
                                            foreclosures and losses with respect
                                            to the mortgage pool. These other
                                            factors could include excessive
                                            building resulting in an oversupply
                                            of housing in a particular area or a
                                            decrease in employment reducing the
                                            demand for housing in an area. To
                                            the extent that credit enhancements
                                            do not cover such losses, your yield
                                            may be adversely impacted.

United States Military
Operations May Increase
Risk of Relief Act Shortfalls.............  As a result of military operations in Afghanistan and Iraq, the United
                                            States has placed a substantial
                                            number of armed forces reservists
                                            and members of the National Guard on
                                            active duty status. It is possible
                                            that the number of reservists and
                                            members of the National Guard placed
                                            on active duty status may remain at
                                            high levels for an extended time. To
                                            the extent that a member of the
                                            military, or a member of the armed
                                            forces reserves or National Guard
                                            who is called to active duty, is a
                                            mortgagor of a mortgage loan in the
                                            trust, the interest rate limitation
                                            of the Servicemembers Civil Relief
                                            Act, and any comparable state law,
                                            will apply. This may result in
                                            interest shortfalls on the Mortgage
                                            Loans in the trust, which will be
                                            borne by all classes of interest
                                            bearing Certificates and components.
                                            Neither the Sponsor nor the
                                            Depositor has taken any action to
                                            determine whether any of the
                                            Mortgage Loans would be affected by
                                            these interest rate limitations.


Banc of America Securities LLC                                                31
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-8
                               Mortgage Pass-Through Certificates, Series 2006-8
--------------------------------------------------------------------------------

                                  Risk Factors
                                  ------------

The Certificates May Not
Receive Amounts Expected
from any Yield
Maintenance Agreements....................  The yield maintenance agreement payment for any Distribution Date
                                            will be based on the lesser of (x)
                                            the Class Balance(s) of the related
                                            Class or Classes or (y) the related
                                            notional amount, which will decrease
                                            for each Distribution Date during
                                            the life of the applicable yield
                                            maintenance agreement. The notional
                                            amounts are generally derived by
                                            using an assumed prepayment rate for
                                            the applicable mortgage loans. The
                                            actual rate of prepayment on the
                                            applicable mortgage loans is likely
                                            to differ from the rate assumed. If
                                            prepayments on these mortgage loans
                                            occur at a rate slower than the rate
                                            used in determining the notional
                                            amounts, the Class Balance(s) of the
                                            related Class or Classes will be
                                            greater than the related notional
                                            amount for a Distribution Date and a
                                            holder of the related Certificates
                                            will receive less than if the
                                            counterparty were required to make
                                            payments based on the Class
                                            Balance(s) of the related Class or
                                            Classes.

There is a Risk that Interest
Payments on the Mortgage Loans
May Be Insufficient to Pay Interest
on Your Certificates......................  When a Mortgage Loan is prepaid in full, the mortgagor is charged
                                            interest only up to the date on
                                            which payment is made, rather than
                                            for an entire month. When a
                                            mortgagor makes a partial principal
                                            prepayment on a Mortgage Loan, the
                                            mortgagor is not charged interest on
                                            the prepayment for the month in
                                            which the principal prepayment was
                                            received. This may result in a
                                            shortfall in interest collections
                                            available for payment on the next
                                            Distribution Date. The Servicer is
                                            required to cover a portion of the
                                            shortfall in interest collections
                                            that are attributable to prepayments
                                            in full and partial prepayments on
                                            the Mortgage Loans, but in each case
                                            only up to the amount of
                                            Compensating Interest related to
                                            such Mortgage Loans for such
                                            Distribution Date. To the extent
                                            these shortfalls are not covered by
                                            the amount of related Compensating
                                            Interest, they will be allocated pro
                                            rata to the related classes of
                                            interest-bearing Certificates and
                                            any related components.

Certificates May Not Be
Appropriate for Individual
Investors.................................  If you are an individual investor who does not have sufficient
                                            resources or expertise to evaluate
                                            the particular characteristics of a
                                            class of Offered Certificates, the
                                            Offered Certificates may not be an
                                            appropriate investment for you. This
                                            may be the case because, among other
                                            things:

                                            o     if you purchase your
                                                  Certificates at a price other
                                                  than par, your yield to
                                                  maturity will be sensitive to
                                                  the uncertain rate and timing
                                                  of principal prepayments on
                                                  the applicable Mortgage Loans;


Banc of America Securities LLC                                                32
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-8
                               Mortgage Pass-Through Certificates, Series 2006-8
--------------------------------------------------------------------------------

                                  Risk Factors
                                  ------------

                                            o     the rate of principal
                                                  distributions on, and the
                                                  weighted average lives of, the
                                                  Offered Certificates will be
                                                  sensitive to the uncertain
                                                  rate and timing of principal
                                                  prepayments on the applicable
                                                  Mortgage Loans and the
                                                  priority of principal
                                                  distributions among the
                                                  classes of Certificates, and
                                                  as such, the Offered
                                                  Certificates and, in
                                                  particular, any class of
                                                  special retail certificates,
                                                  may be inappropriate
                                                  investments for you if you
                                                  require a distribution of a
                                                  particular amount of principal
                                                  on a specific date or an
                                                  otherwise predictable stream
                                                  of distributions;

                                            o     you may not be able to
                                                  reinvest amounts distributed
                                                  in respect of principal on
                                                  your Certificates (which
                                                  distributions, in general, are
                                                  expected to be greater during
                                                  periods of relatively low
                                                  interest rates) at a rate at
                                                  least as high as the
                                                  applicable pass-through rate
                                                  or your expected yield;

                                            o     a secondary market for the
                                                  Offered Certificates may not
                                                  develop or provide you with
                                                  liquidity of investment; and

                                            o     you must pay tax on any
                                                  interest or original issue
                                                  discount in the year it
                                                  accrues, even if the cash is
                                                  paid to you in a different
                                                  year.

Limited Source of
Payments -- No Recourse
to Depositor, Seller,
Servicer or Trustee.......................  Proceeds of the Mortgage Loans (and
                                            any insurance policy with respect to
                                            a class of insured special retail
                                            certificates) will be the sole
                                            source of payments on the
                                            Certificates. The Certificates do
                                            not represent an interest in or
                                            obligation of the Depositor, the
                                            Servicer, the Sponsor, the Trustee
                                            or any of their affiliates. There
                                            are, however, limited obligations of
                                            the Depositor with respect to
                                            certain breaches of representations
                                            and warranties, and limited
                                            obligations of the Servicer with
                                            respect to its servicing
                                            obligations.

                                            Neither the Certificates nor the
                                            Mortgage Loans will be guaranteed by
                                            or insured by any governmental
                                            agency or instrumentality, the
                                            Depositor, the Sponsor, the
                                            Servicer, the Trustee or any of
                                            their affiliates. Consequently, if
                                            payments on the Mortgage Loans are
                                            insufficient or otherwise
                                            unavailable to make all payments
                                            required on the Certificates, there
                                            will be no recourse to the
                                            Depositor, the Sponsor, the
                                            Servicer, the Trustee or any of
                                            their affiliates.

Limited Liquidity.........................  The Underwriter intends to make a market for purchase and sale of the
                                            Offered Certificates after their
                                            initial issuance, but the
                                            Underwriter has no obligation to do
                                            so. There is no assurance that such
                                            a secondary market will develop or,
                                            if it does develop, that it will
                                            provide you with liquidity of
                                            investment or that it will continue
                                            for the life of the Offered
                                            Certificates. As a result, you may
                                            not be able to sell your
                                            Certificates


Banc of America Securities LLC                                                33
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-8
                               Mortgage Pass-Through Certificates, Series 2006-8
--------------------------------------------------------------------------------

                                  Risk Factors
                                  ------------

                                            or you may not be able to sell your
                                            Certificates at a high enough price
                                            to produce your desired return on
                                            investment.

                                            The secondary market for
                                            mortgage-backed securities has
                                            experienced periods of illiquidity
                                            and can be expected to do so in the
                                            future. Illiquidity means that there
                                            may not be any purchasers for your
                                            class of Certificates. Although any
                                            class of Certificates may experience
                                            illiquidity, it is more likely that
                                            classes of Certificates that are
                                            more sensitive to prepayment, credit
                                            or interest rate risk (such as the
                                            Interest Only, Super Senior Support,
                                            Companion, Inverse Floating Rate,
                                            Principal Only, or Subordinated
                                            Certificates) will experience
                                            illiquidity.

Alternative Underwriting
Standards May Increase Risk of Loss.......  Certain of the Mortgage Loans may
                                            have been originated using the
                                            Sponsor's "Alternative A"
                                            underwriting guidelines. See "The
                                            Mortgage Loan Programs--Mortgage
                                            Loan Underwriting--Bank of America
                                            Alternative Underwriting Standards"
                                            in the base prospectus. These
                                            underwriting guidelines are
                                            different from and, in certain
                                            respects, less stringent than the
                                            general underwriting guidelines
                                            employed by the sponsor. For
                                            example, certain of the mortgage
                                            loans may have been originated with
                                            less than standard documentation or
                                            with higher maximum loan-to-value
                                            ratios. Accordingly, the mortgage
                                            loans may experience rates of
                                            delinquencies, defaults,
                                            foreclosure, bankruptcy and loss
                                            that are higher than those
                                            experienced by mortgage loans
                                            underwritten using the Sponsor's
                                            general underwriting standards.

The Rate of Default on
Mortgage Loans that Are
Secured by Investor
Properties May be Higher than on
Other Mortgage Loans......................  Certain of the Mortgage Loans may be
                                            secured by investor properties. An
                                            investor property is a property
                                            which, at the time of origination,
                                            the mortgagor represented would not
                                            be used as the mortgagor's primary
                                            residence or second home. Because
                                            the mortgagor is not living on the
                                            property, the mortgagor may be more
                                            likely to default on the mortgage
                                            loan than on a comparable mortgage
                                            loan secured by a primary residence,
                                            or to a lesser extent, a second
                                            home. In addition, income expected
                                            to be generated from an investor
                                            property may have been considered
                                            for underwriting purposes in
                                            addition to the income of the
                                            mortgagor from other sources. Should
                                            this income not materialize, it is
                                            possible the mortgagor would not
                                            have sufficient resources to make
                                            payments on the mortgage loan.

There Are Risks Relating
to Mortgaged Properties Subject to
Second Lien Mortgage Loans................  At the time of origination of certain of the Mortgage Loans, a
                                            lender other than the Sponsor may
                                            have originated a second lien
                                            mortgage loan. Mortgage Loans that
                                            have second lien mortgage loans


Banc of America Securities LLC                                                34
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]  Banc of America Alternative Loan Trust 2006-8
                               Mortgage Pass-Through Certificates, Series 2006-8
--------------------------------------------------------------------------------

                                  Risk Factors
                                  ------------

                                            encumbering the same mortgaged
                                            property may have higher rates of
                                            delinquency and foreclosure relative
                                            to mortgage loans that do not have
                                            second lien mortgage loans behind
                                            them. This may be due to changes in
                                            the mortgagor's debt-to-income
                                            profile, the fact that mortgagors
                                            may then have less equity in the
                                            mortgaged property or other factors.
                                            You should also note that any
                                            mortgagor could obtain a second lien
                                            mortgage loan at any time subsequent
                                            to the date of origination of their
                                            first lien mortgage loan from any
                                            lender.

Subordinate Certificates
May Provide Subordination for All
Groups....................................  The Subordinate Certificates may
                                            provide credit support for more than
                                            one Groups of Senior Certificates
                                            and thus the outstanding Class
                                            Balances of such Subordinate
                                            Certificates could be reduced to
                                            zero as a result of a
                                            disproportionate amount of principal
                                            losses on the Mortgage Loans in one
                                            Loan Group. Therefore, these losses
                                            on the Mortgage Loans in one Loan
                                            Group will reduce the subordination
                                            provided by the Subordinate
                                            Certificates to the other Groups of
                                            Senior Certificates and increase the
                                            likelihood that losses may be
                                            allocated to the other Groups of
                                            Senior Certificates.

                                            Under certain circumstances due to a
                                            cross-collateralization mechanism,
                                            principal otherwise payable to these
                                            Subordinate Certificates will be
                                            paid to certain Senior Certificates.

High Rates of LIBOR or Another
Index May Result in a Lower or
Negative Yield on any Inverse
Floating Rate Interest Only
Certificates..............................  If you are purchasing any inverse floating rate interest only
                                            certificates, in addition to the
                                            risk that a rapid rate of
                                            prepayments on the related Mortgage
                                            Loans may result in a lower actual
                                            yield than you expected or a
                                            negative yield, you should also
                                            consider the risk that high rates of
                                            LIBOR or high rates of another
                                            applicable index for your
                                            certificates may result in the
                                            failure to recover your initial
                                            investment.

                      Categories of Classes of Certificates

      The Certificates of any series may be comprised of one or more classes. The classes, in general, fall into different categories. The chart in the base prospectus under the heading "Description of the Certificates--Categories of Classes of Certificates" identifies and generally defines certain of the more typical categories. The prospectus supplement for a series of Certificates may identify the classes which comprise that series by reference to those categories or another category specified in the prospectus supplement.


Banc of America Securities LLC                                                35
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                        [Banc of America Securities Logo]

--------------------------------------------------------------------------------

      The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

      Because the asset-backed securities are being offered on a "when, as and if issued" basis, any contract of sale will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. In addition, since the asset-backed securities and the asset pools backing them are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus), any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

Mortgage Pass-Through Certificates, Series 2006-8

Banc of America Alternative Loan Trust 2006-8
Issuing Entity

Banc of America Mortgage Securities, Inc.
Depositor

Bank of America, National Association
Sponsor and Servicer

[Bank of America Logo]

October 12, 2006

Banc of America Securities LLC
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]   Banc of America Alternative Loan Trust, Inc.
                                     Mortgage Pass-Through Certificates, 2006-8
--------------------------------------------------------------------------------


                                   DISCLAIMER
                                   ----------

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                             IRS CIRCULAR 230 NOTICE

            THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITER IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]   Banc of America Alternative Loan Trust, Inc.
                                     Mortgage Pass-Through Certificates, 2006-8
--------------------------------------------------------------------------------


         Selected Aggregate Mortgage Loan Data as of October 1, 2006(1)


                                                              Range or Total          Weighted Average
                                                       ----------------------------   ----------------
Number of  Aggregate Mortgage Loans                               3,309
Aggregate Unpaid Principal Balance                           $501,497,867.60
Unpaid Principal Balance                                $9,990.96 to 2,970,000.00        $151,555.72
Mortgage Interest Rate                                       5.250% to 8.750%              6.952%
Servicing Fee Rate                                                0.250%
Trustee Fee Rate                                                 0.0045%
Administrative Fee Rate                                          0.2545%
Remaining Terms to Stated Maturity                          115 to 480 months            344 months
Original Term                                               120 to 480 months            345 months
Number of Months Since Origination                            1 to 23 months              2 months
Original Loan-to-Value Ratio                                 3.46% to 103.00%              74.76%
Credit Scores                                                   600 to 839                   722
Latest Maturity Date                                         October 1, 2046
Number of Interest-Only Mortgage Loans                              16
Aggregate Unpaid Principal Balance of
   Interest-Only Mortgage Loans                               $6,800,374.63
Unpaid Principal Balance of Interest-Only
    Mortgage Loans                                     $110,000.00 to $1,500,000.00      $425,023.41
Number of Buy-Down Loans                                            0
Aggregate Unpaid Principal Balance of
   Buy-Down Loans                                                  N/A
Unpaid Principal Balance of Buy-Down Loans                         N/A
Number of BPP Mortgage Loans                                       476
Aggregate Unpaid Principal Balance of BPP Mortgage
   Loans                                                      $60,457,568.56
Unpaid Principal Balance of BPP Mortgage Loans          $11,261.76 to $799,705.74        $127,011.70
Number of Mortgage Loans underwritten using
   "Alternative A" underwriting standards                          707
Aggregate Unpaid Principal Balance of Mortgage
   Loans underwritten using "Alternative A"
   underwriting standards                                    $187,912,966.53
Unpaid Principal Balance of Mortgage Loans
   underwritten using "Alternative A" underwriting
   standards                                            $9,990.96 to $2,970,000.00       $265,789.20
Number of Mortgage Loans secured by leases on real
   property                                                         39
Aggregate Unpaid Principal Balance of Mortgage
   Loans secured by leases on real property                   $5,167,261.25
Unpaid Principal Balance of Mortgage Loans secured
   by leases on real property                          $29,600.00 to $1,640,698.61       $132,493.88
Geographic Concentration of Mortgaged Properties
   in Excess of 5.00% of the Aggregate Unpaid
   Principal Balance
       California                                                 15.35%
       Florida                                                    15.13%
       Texas                                                       9.74%
       North Carolina                                              5.91%
Maximum Single Five-Digit Zip Code Concentration                   0.87%


------------------------
(1)   Approximate (+/-5%).


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]   Banc of America Alternative Loan Trust, Inc.
                                     Mortgage Pass-Through Certificates, 2006-8
--------------------------------------------------------------------------------


                     Occupancy of Mortgaged Properties(1)(2)


                                                         Number of         Aggregate Stated     % of Aggregate
                                                     Aggregate Mortgage   Principal Balance    Cut-off Date Pool
Occupancy(2)                                               Loans          as of Cut-off Date   Principal Balance
--------------------------------------------------   ------------------   ------------------   -----------------
Primary Residence                                                 1,688   $   311,816,153.46               62.18%
Investor Property                                                 1,463       156,468,987.91               31.20
Second Home                                                         158        33,212,726.23                6.62
Total                                                             3,309   $   501,497,867.60              100.00%


----------------------

(1) Based solely on representations of the mortgagor at the time of origination of the related Aggregate Mortgage Loan.

(2)   Approximate (+/-5%).

                                Property Type(1)


                                                         Number of         Aggregate Stated     % of Aggregate
                                                     Aggregate Mortgage   Principal Balance    Cut-off Date Pool
Property Type (1)                                          Loans          as of Cut-off Date   Principal Balance
--------------------------------------------------   ------------------   ------------------   -----------------
Single Family Residence                                           2,239   $   315,981,363.55               63.01%
PUD-Detached                                                        301        65,447,596.09               13.05
Condominium - Low                                                   307        39,937,115.88                7.96
2-Family                                                            218        35,704,045.33                7.12
4-Family                                                             39        10,076,436.63                2.01
PUD-Attached                                                         61         9,725,100.81                1.94
Condominium - High                                                   35         7,858,995.61                1.57
3-Family                                                             33         6,521,437.66                1.30
Townhouse                                                            47         5,252,831.71                1.05
Condotel                                                             29         4,992,944.33                1.00
Total                                                             3,309   $   501,497,867.60              100.00%


------------------------

(1)   Approximate (+/-5%).


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]   Banc of America Alternative Loan Trust, Inc.
                                     Mortgage Pass-Through Certificates, 2006-8
--------------------------------------------------------------------------------


                            Mortgage Loan Purposes(3)


                                                         Number of         Aggregate Stated     % of Aggregate
                                                     Aggregate Mortgage   Principal Balance    Cut-off Date Pool
Purpose (3)                                                Loans          as of Cut-off Date   Principal Balance
--------------------------------------------------   ------------------   ------------------   -----------------
Purchase                                                          2,092   $   290,593,014.03               57.95%
Refinance-Cashout (1)                                               850       138,857,412.91               27.69
Refinance-Rate/Term (2)                                             367        72,047,440.66               14.37
Total                                                             3,309   $   501,497,867.60              100.00%


------------------------

(1) "Refinance--Cashout" means a mortgage loan originated in connection with a refinancing that has a principal balance in excess of the principal balance on the old loan plus settlement costs where cash is distributed to the mortgagor.

(2) "Refinance--Rate/Term" means a mortgage loan originated in connection with a refinancing to reduce the mortgage interest rate or reduce or increase the term.

(3)   Approximate (+/-5%).

                              Documentation Type(1)


                                                         Number of         Aggregate Stated     % of Aggregate
                                                     Aggregate Mortgage   Principal Balance    Cut-off Date Pool
Documentation Type (1)                                     Loans          as of Cut-off Date   Principal Balance
--------------------------------------------------   ------------------   ------------------   -----------------
Standard                                                          1,380   $   187,150,025.30               37.32%
Stated                                                              635       174,384,248.57               34.77
Reduced                                                           1,182       120,403,306.10               24.01
No Ratio                                                             59        12,026,504.95                2.40
Rapid                                                                26         4,578,981.91                0.91
SISA                                                                 16         1,944,019.26                0.39
All Ready Home                                                       11         1,010,781.51                0.20
Total                                                             3,309   $   501,497,867.60              100.00%


------------------------
(1)   Approximate (+/-5%).


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]   Banc of America Alternative Loan Trust, Inc.
                                     Mortgage Pass-Through Certificates, 2006-8
--------------------------------------------------------------------------------


           Geographical Distribution of the Mortgaged Properties(1)(2)


                                                         Number of         Aggregate Stated     % of Aggregate
                                                     Aggregate Mortgage   Principal Balance    Cut-off Date Pool
Geographical Area (2)                                      Loans          as of Cut-off Date   Principal Balance
--------------------------------------------------   ------------------   ------------------   -----------------
Alabama                                                               7   $       659,510.35                0.13%
Arizona                                                              76        10,926,086.13                2.18
Arkansas                                                             39         3,085,451.92                0.62
California                                                          274        76,956,871.42               15.35
Colorado                                                             23         3,110,123.02                0.62
Connecticut                                                          17         4,403,818.13                0.88
Delaware                                                              3           282,527.24                0.06
District of Columbia                                                  9         2,561,270.82                0.51
Florida                                                             454        75,893,944.75               15.13
Georgia                                                             195        23,659,719.55                4.72
Hawaii                                                               18         4,372,257.55                0.87
Idaho                                                                15         2,408,263.46                0.48
Illinois                                                             77        16,858,407.48                3.36
Indiana                                                              28         3,075,099.04                0.61
Iowa                                                                 23         2,268,926.40                0.45
Kansas                                                               94         7,891,566.60                1.57
Kentucky                                                             11         1,071,815.34                0.21
Louisiana                                                             5           195,046.03                0.04
Maine                                                                17         2,986,842.74                0.60
Maryland                                                            118        20,036,609.26                4.00
Massachusetts                                                        33         8,243,269.88                1.64
Michigan                                                             24         3,474,440.91                0.69
Minnesota                                                            19         3,658,122.01                0.73
Mississippi                                                          11           979,425.21                0.20
Missouri                                                            137        15,180,610.04                3.03
Montana                                                               3           498,820.03                0.10
Nebraska                                                              7           562,919.60                0.11
Nevada                                                               33         6,098,913.09                1.22
New Hampshire                                                         9         1,414,954.36                0.28
New Jersey                                                           39         9,881,865.75                1.97
New Mexico                                                           25         3,738,993.06                0.75
New York                                                             80        19,017,311.87                3.79
North Carolina                                                      246        29,653,650.98                5.91
North Dakota                                                          1            39,871.03                0.01
Ohio                                                                 23         2,249,984.08                0.45
Oklahoma                                                             78         6,152,812.35                1.23
Oregon                                                               33         5,340,465.08                1.06
Pennsylvania                                                         68         7,777,571.86                1.55
Rhode Island                                                          3           601,330.26                0.12
South Carolina                                                      138        19,177,563.70                3.82
South Dakota                                                          2           205,736.70                0.04
Tennessee                                                            86        10,100,441.34                2.01
Texas                                                               461        48,833,842.29                9.74



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]   Banc of America Alternative Loan Trust, Inc.
                                     Mortgage Pass-Through Certificates, 2006-8
--------------------------------------------------------------------------------

Utah                                                                 13         1,847,900.14                0.37
Vermont                                                               4         1,018,037.99                0.20
Virginia                                                            106        14,896,672.59                2.97
Washington                                                           72        10,863,108.38                2.17
West Virginia                                                         4           258,328.77                0.05
Wisconsin                                                            48         7,026,747.02                1.40
Total                                                             3,309   $   501,497,867.60              100.00%


------------------------

(1) As of the Cut-off Date, no more than approximately 0.87% of the Aggregate Mortgage Loans are expected to be secured by Mortgaged Properties located in any one five-digit postal zip code.

(2)   Approximate (+/-5%).

                 Current Mortgage Loan Principal Balances(1)(2)


                                                         Number of         Aggregate Stated     % of Aggregate
Current Mortgage Loan Principal                      Aggregate Mortgage   Principal Balance    Cut-off Date Pool
Balances(2)                                                Loans          as of Cut-off Date   Principal Balance
--------------------------------------------------   ------------------   ------------------   -----------------
0.01 - 50,000.00                                                    336   $    12,217,254.82                2.44%
50,000.01 - 100,000.00                                              996        76,438,222.66               15.24
100,000.01 - 150,000.00                                             950       117,481,283.32               23.43
150,000.01 - 200,000.00                                             388        67,133,349.01               13.39
200,000.01 - 250,000.00                                             212        47,477,785.55                9.47
250,000.01 - 300,000.00                                             125        34,031,208.85                6.79
300,000.01 - 350,000.00                                              76        24,567,382.12                4.90
350,000.01 - 400,000.00                                              71        26,764,670.68                5.34
400,000.01 - 450,000.00                                              36        15,281,831.80                3.05
450,000.01 - 500,000.00                                              27        12,866,892.91                2.57
500,000.01 - 550,000.00                                              23        11,943,869.30                2.38
550,000.01 - 600,000.00                                              22        12,768,336.84                2.55
600,000.01 - 650,000.00                                              16        10,077,425.76                2.01
650,000.01 - 700,000.00                                               5         3,399,051.59                0.68
700,000.01 - 750,000.00                                               4         2,877,420.30                0.57
750,000.01 - 800,000.00                                               3         2,373,380.42                0.47
800,000.01 - 850,000.00                                               1           850,000.00                0.17
850,000.01 - 900,000.00                                               2         1,780,512.27                0.36
900,000.01 - 950,000.00                                               2         1,866,104.49                0.37
950,000.01 - 1,000,000.00                                             5         4,931,114.30                0.98
1,000,000.01 - 1,500,000.00                                           5         6,369,019.58                1.27
1,500,000.01 - 2,000,000.00                                           3         5,031,751.03                1.00
2,500,000.01 - 3,000,000.00                                           1         2,970,000.00                0.59
Total                                                             3,309   $   501,497,867.60              100.00%


------------------------

(1) As of the Cut-off Date, the average outstanding principal balance of the Aggregate Mortgage Loans is expected to be approximately $151,556.

(2)   Approximate (+/-5%).


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]   Banc of America Alternative Loan Trust, Inc.
                                     Mortgage Pass-Through Certificates, 2006-8
--------------------------------------------------------------------------------


                      Original Debt-to-Income Ratios(1)(2)


                                                         Number of         Aggregate Stated     % of Aggregate
                                                     Aggregate Mortgage   Principal Balance    Cut-off Date Pool
Original Debt-to-Income Ratios(2)                          Loans          as of Cut-off Date   Principal Balance
--------------------------------------------------   ------------------   ------------------   -----------------
Not Calculated                                                       31   $     7,927,142.47                1.58%
0.01 - 10.00                                                         69         6,034,872.80                1.20
10.01 - 20.00                                                       274        33,697,253.25                6.72
20.01 - 30.00                                                       670        87,109,968.84               17.37
30.01 - 40.00                                                       995       168,318,450.28               33.56
40.01 - 50.00                                                       912       148,891,366.92               29.69
50.01 - 60.00                                                       316        44,933,688.73                8.96
60.01 - 70.00                                                        40         4,312,825.25                0.86
70.01 - 80.00                                                         2           272,299.06                0.05
Total                                                             3,309   $   501,497,867.60              100.00%


------------------------

(1) As of the Cut-off Date, the weighted average Debt-to-Income Ratio at origination of the Aggregate Mortgage Loans is expected to be approximately 36.64%.

(2)   Approximate (+/-5%).

                       Original Loan-to-Value Ratios(1)(2)


                                                         Number of         Aggregate Stated     % of Aggregate
                                                     Aggregate Mortgage   Principal Balance    Cut-off Date Pool
Original Loan-to-Value Ratios (2)                          Loans          as of Cut-off Date   Principal Balance
--------------------------------------------------   ------------------   ------------------   -----------------
0.01 - 5.00                                                           2   $        39,990.96                0.01%
5.01 - 10.00                                                          3           203,142.70                0.04
10.01 - 15.00                                                         9           834,842.32                0.17
15.01 - 20.00                                                        12           908,737.48                0.18
20.01 - 25.00                                                        26         2,548,043.37                0.51
25.01 - 30.00                                                        21         2,420,882.24                0.48
30.01 - 35.00                                                        34         4,309,357.70                0.86
35.01 - 40.00                                                        39         4,649,023.95                0.93
40.01 - 45.00                                                        44         6,769,886.59                1.35
45.01 - 50.00                                                        72        11,126,997.00                2.22
50.01 - 55.00                                                        71        10,684,668.86                2.13
55.01 - 60.00                                                        99        17,338,978.02                3.46
60.01 - 65.00                                                       105        16,534,454.30                3.30
65.01 - 70.00                                                       256        52,656,800.63               10.50
70.01 - 75.00                                                       285        49,556,173.04                9.88
75.01 - 80.00                                                     1,667       253,440,708.73               50.54
80.01 - 85.00                                                        49         6,422,568.75                1.28
85.01 - 90.00                                                       321        35,650,380.28                7.11
90.01 - 95.00                                                       175        23,180,209.79                4.62
95.01 - 100.00                                                       14         1,725,174.53                0.34
over 100.01                                                           5           496,846.36                0.10
Total                                                             3,309   $   501,497,867.60              100.00%


------------------------

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Aggregate Mortgage Loans is expected to be approximately 74.76%.

(2)   Approximate (+/-5%).


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]   Banc of America Alternative Loan Trust, Inc.
                                     Mortgage Pass-Through Certificates, 2006-8
--------------------------------------------------------------------------------


                          Mortgage Interest Rates(1)(2)


                                                         Number of         Aggregate Stated     % of Aggregate
                                                     Aggregate Mortgage   Principal Balance    Cut-off Date Pool
Mortgage Interest Rates (2)                                Loans          as of Cut-off Date   Principal Balance
--------------------------------------------------   ------------------   ------------------   -----------------
5.001 - 5.250                                                         2   $       958,540.19                0.19%
5.251 - 5.500                                                         3           289,789.06                0.06
5.501 - 5.750                                                        15         1,921,862.99                0.38
5.751 - 6.000                                                        48         7,611,086.35                1.52
6.001 - 6.250                                                       131        18,589,178.26                3.71
6.251 - 6.500                                                       437        60,909,469.07               12.15
6.501 - 6.750                                                       692       106,084,927.32               21.15
6.751 - 7.000                                                       825       120,863,828.44               24.10
7.001 - 7.250                                                       541        82,837,837.95               16.52
7.251 - 7.500                                                       396        57,553,064.61               11.48
7.501 - 7.750                                                       117        22,831,404.94                4.55
7.751 - 8.000                                                        93        16,373,403.19                3.26
8.001 - 8.250                                                         8         4,341,706.03                0.87
8.501 - 8.750                                                         1           331,769.20                0.07
Total                                                             3,309   $   501,497,867.60              100.00%


------------------------

(1) As of the Cut-off Date, the weighted average mortgage interest rate of the Aggregate Mortgage Loans is expected to be approximately 6.952% per annum.

(2)   Approximate (+/-5%).

                    Number of Months Since Origination(1)(2)


                                                         Number of         Aggregate Stated     % of Aggregate
                                                     Aggregate Mortgage   Principal Balance    Cut-off Date Pool
Months Since Origination (2)                               Loans          as of Cut-off Date   Principal Balance
--------------------------------------------------   ------------------   ------------------   -----------------
1 - 2                                                             2,930   $   436,874,788.02               87.11%
3 - 4                                                               183        28,553,564.42                5.69
5 - 6                                                               164        26,415,438.13                5.27
7 - 8                                                                11         3,706,197.12                0.74
9 - 10                                                                1           256,492.50                0.05
11 - 12                                                               5         1,424,182.22                0.28
13 - 14                                                               5         1,056,102.89                0.21
15 - 16                                                               5         1,672,877.03                0.33
17 - 18                                                               3           791,266.44                0.16
over 21                                                               2           746,958.83                0.15
Total                                                             3,309   $   501,497,867.60              100.00%


------------------------

(1) As of the Cut-off Date, the weighted average number of months since origination of the Aggregate Mortgage Loans is expected to be approximately 2 months.

(2)   Approximate (+/-5%).


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc of America Securities Logo]   Banc of America Alternative Loan Trust, Inc.
                                     Mortgage Pass-Through Certificates, 2006-8
--------------------------------------------------------------------------------


                              Remaining Terms(1)(2)


                                                         Number of         Aggregate Stated     % of Aggregate
                                                     Aggregate Mortgage   Principal Balance    Cut-off Date Pool
Remaining Terms (2)                                        Loans          as of Cut-off Date   Principal Balance
--------------------------------------------------   ------------------   ------------------   -----------------
101 - 120                                                            14   $     1,651,283.56                0.33%
121 - 140                                                             1            86,819.45                0.02
161 - 180                                                           516        58,974,170.19               11.76
221 - 240                                                            17         1,937,787.69                0.39
281 - 300                                                            21         2,457,786.73                0.49
341 - 360                                                         2,596       403,028,385.97               80.36
361 >=                                                              144        33,361,634.01                6.65
Total                                                             3,309   $   501,497,867.60              100.00%


------------------------

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Aggregate Mortgage Loans is expected to be approximately 344 months.

(2)   Approximate (+/-5%).

                        Credit Scores of Mortgagors(1)(2)


                                                         Number of         Aggregate Stated     % of Aggregate
                                                     Aggregate Mortgage   Principal Balance    Cut-off Date Pool
Credit Scores(2)                                           Loans          as of Cut-off Date   Principal Balance
--------------------------------------------------   ------------------   ------------------   -----------------
801 - 850                                                           145   $    20,662,874.78                4.12%
751 - 800                                                           929       140,326,068.77               27.98
701 - 750                                                         1,018       153,801,155.45               30.67
651 - 700                                                           923       146,705,869.58               29.25
601 - 650                                                           278        36,836,298.24                7.35
551 - 600                                                             1            67,083.20                0.01
Not Rated                                                            15         3,098,517.58                0.62
Total                                                             3,309   $   501,497,867.60              100.00%


------------------------

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

(2)   Approximate (+/-5%).



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------